UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09347

Columbia Funds Master Investment Trust, LLC
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Annual Report

February 28, 2009

International/Global
Stock Funds

■  Columbia Global Value Fund

■  Columbia International Value Fund

■  Columbia Marsico Global Fund

■  Columbia Marsico International Opportunities Fund

■  Columbia Multi-Advisor International Equity Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of Contents

Economic Update	1

Columbia Global Value Fund	3

Columbia International Value Fund	8

Columbia Marsico Global Fund	13

Columbia Marsico International Opportunities Fund	18

Columbia Multi-Advisor International Equity Fund	23

Investment Portfolios	28

Financial Statements	41

Report of Independent Registered Public Accounting Firm	89

Federal Income Tax Information	90

Columbia International Value Master Portfolio	91

Investment Portfolio	92

Financial Statements	95

Report of Independent Registered Public Accounting Firm	106

Fund Governance	107

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements	110

Summary of Management Fee Evaluation by Independent Fee Consultant	114

Important Information About This Report	121

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund's portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn't mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient1. Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

1The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Economic Update – International/Global Stock Funds

The pace of economic growth slowed around the world during the 12-month period that began March 1, 2008 and ended February 28, 2009. Most major developed economies slipped into recession in 2008, with little relief in sight for the first half of 2009. In the United States, the downturn was even sharper than anticipated. Fourth quarter 2008 growth was reported at negative 6.3%—the worst quarter on record for the US economy since 1982. The United Kingdom, Germany, Japan, South Korea and Singapore are also in recession. Although emerging markets have largely avoided recession, the global slowdown has taken the steam out of their economic growth as exports to developed markets fell off sharply.

Global financial system in tangles

Troubles that began in the US subprime mortgage market spread across Europe and entangled the world's financial systems during the 12-month period. A meltdown within the US financial sector claimed several major institutions and led others to seek bailouts, restructuring or both. Central banks around the world stepped in to infuse liquidity as credit dried up in 2008. Conditions have since eased, but more rigorous lending standards have severely limited access to credit in both developed and emerging markets, further hampering economic growth.

In the United States, unemployment has risen sharply over the past year, putting pressure on consumer spending. Western Europe and Japan, which rely heavily on exports, have experienced sharp declines in export trade. A weak housing market prevails in the United States and the United Kingdom. Even China's economy has exhibited signs of weakness. In the last quarter of 2008, annualized gross domestic product fell to 6.8%, compared to more than 13% in 2007.1 An estimated 20 million jobs have been lost in China, according to moodys.com. India reported a loss of 3 million jobs due to shrinking exports.

Many central banks have reduced short-term borrowing rates while governments have increased spending in an effort to stimulate economic growth. However, these efforts may not be rewarded until later this year or next. The only other spark in this otherwise dark outlook is that commodity prices have fallen, easing one heavy burden on consumer budgets.

Stock markets experience sharp declines

Against this weak economic backdrop, the US stock market lost 43.32% for the 12-month period, as measured by the S&P 500 Index.2 Losses extended across all market caps

1UBS Investment Research, Asian Economic Monitor, March 2009.

2The Standard & Poor's (S&P 500) Index tracks the performance of 500 widely held, large-capitalization US stocks.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Summary

For the 12-month period that ended February 28, 2009

■  Stock markets across the world fell sharply, as measured in U.S. dollars by the MSCI World Index and the MSCI EAFE Index. A rising dollar further depressed losses in foreign markets.

MSCI World Index	MSCI EAFE Index

The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Economic Update – International/Global Stock Funds

and both growth and value, although growth stocks held up slightly better than value stocks, as measured by their respective Russell indices.3 Stock markets outside the United States suffered even greater losses. The MSCI World Index,4 which includes the US market, returned negative 47.12%. The MSCI EAFE Index,5 a broad gauge of stock market performance in foreign developed markets, lost 50.22% (in U.S. dollars) for the period. Emerging stock markets, which generally have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, emerging markets suffered significant declines. The MSCI Emerging Markets Index6 returned negative 56.03% (in US dollars). However, foreign stock market performance showed some improvement in the final month of the period, outperforming US stocks for the first time in a year. Emerging market indexes generally suffered smaller downturns in February than did the other major indices.

Past performance is no guarantee of future results.

3The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

4The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks.

5The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada.

6The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Fund Profile – Columbia Global Value Fund

Summary

■  For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 51.34% without sales charge.

■  In a difficult environment for stocks in all markets, the fund and its benchmark, the MSCI World Index1, sustained notable losses.

■  Stock selection in the financial services and consumer discretionary sectors and sector weights, which were a residual of stock selection, generally accounted for much of the performance shortfall relative to the index.

Portfolio Management

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation. CMA has retained Brandes Investment Partners, L.P. ("Brandes") to serve as an investment subadvisor. As the investment subadvisor, Brandes manages the fund on a day-to-day basis. Brandes is an SEC-registered investment adviser and unaffiliated with Bank of America Corporation.

The following are the six voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making day-to-day investment decisions for the fund: Glenn Carlson, Brent Woods, Amelia Morris, Keith Colestock, W. James Brown and Brent Fredberg. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1996, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been Managing Director of Investments since 2002, and served as Managing Partner from 1998-2002. Amelia Morris has served as Director of Investments since 2004, and served as a Senior Research Analyst from 1998-2004. Keith Colestock has served as Director of Investments since 2004, and served as a Senior Research Analyst from 2001-2004. W. James Brown has served as Director of Investments since 2004, and served as a Senior Research Analyst from 1996-2004. Brent Fredberg has served as a Senior Research Analyst since 2003, and served as an Analyst from 1999-2003.

1The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–51.34%

Class A shares (without sales charge)

–47.12%

MSCI World Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Global Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.52
Class B	2.27
Class C	2.27
Class Z	1.27

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/16/01 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/16/01 – 02/28/09 ($)

Sales charge	without	with
Class A	8,251	7,777
Class B	7,797	7,797
Class C	7,796	7,796
Class Z	8,436	n/a

Average annual total return as of 02/28/09 (%)

Share class	A		B		C		Z
Inception	04/16/01		04/16/01		04/16/01		04/16/01
Sales charge	without	with	without	with	without	with	without
1-year	–51.34	–54.14	–51.61	–53.81	–51.61	–52.05	–51.10
5-year	–8.12	–9.20	–8.78	–8.97	–8.78	–8.78	–7.87
Life	–2.41	–3.14	–3.11	–3.11	–3.11	–3.11	–2.14

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–45.10	–48.28	–45.62	–48.09	–45.62	–46.11	–44.96
5-year	–6.49	–7.59	–7.21	–7.41	–7.22	–7.22	–6.25
Life	–1.41	–2.14	–2.16	–2.16	–2.16	–2.16	–1.15

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Global Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	541.20	1,016.86	6.11	8.00	1.60
Class B	1,000.00	1,000.00	540.01	1,013.14	8.97	11.73	2.35
Class C	1,000.00	1,000.00	540.01	1,013.14	8.97	11.73	2.35
Class Z	1,000.00	1,000.00	542.19	1,018.10	5.16	6.76	1.35

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Global Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class A	4.14
Class B	3.98
Class C	3.98
Class Z	4.18

Distributions declared per share

03/01/08 – 02/28/09 ($)

Class A	0.79
Class B	0.79
Class C	0.79
Class Z	0.82

For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 51.34% without sales charge. The fund trailed its benchmark, the MSCI World Index,2 which fell 47.12% over the same period. In a difficult environment for stocks in most markets, stock selection in the financial services and consumer discretionary sectors and fund exposure to certain industries accounted for much of the performance shortfall relative to the index.

Stock selection and industry weights hampered relative returns

Share price declines for fund holdings in the commercial banks, thrifts & mortgage finance and diversified financial services industries proved the greatest detriment to overall results during the period. Within these industries, National City, a U.S.-based commercial bank; Washington Mutual, an American thrifts & mortgage finance company; and Citigroup, a U.S.-based diversified financial services firm, weighed on the fund's performance. National City and Washington Mutual were sold before the end of the reporting period. In addition, holdings in the automobiles and media industries posted negative performance.

The fund had more exposure than the index to commercial banks and insurance stocks, which also weighed on performance relative to the MSCI World Index.

The fund's US holdings also detracted from returns, specifically publisher Gannett and Washington Mutual, a thrifts & mortgage finance company.

Some positive performers helped offset declines

As stock prices fell sharply across all markets, there were few sources of positive performance. Amgen, a U.S.-based biotechnology firm, and Nippon Telegraph & Telephone, a diversified telecommunication services company based in Japan, delivered solid results for the period. Amgen was sold before the end of the reporting period. In addition, the fund benefited from its overweight position (relative to the index) in the diversified telecommunication services and pharmaceuticals industries.

Stock selection in the United Kingdom helped relative performance. U.K. pharmaceutical companies AstraZeneca PLC and GlaxoSmithKline PLC both experienced modest declines compared to the index.

Portfolio changes

During the period, we sold positions in Amgen, General Motors and Marsh & McLennan Cos., an insurance firm, to pursue what we believe to be more attractive opportunities. We also sold our positions in three US thrifts & mortgage finance companies: Fannie Mae, Federal Home Loan Mortgage, and Washington Mutual, as corporate reorganization events changed what we believed to be the intrinsic values of these firms. During the period, we also purchased what we believed to be more

2The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Portfolio Managers' Report (continued) – Columbia Global Value Fund attractive opportunities. One such addition to the portfolio was US-based Dow Chemical.

Looking ahead

Despite disappointing returns amid a very difficult environment in 2008, we remain optimistic, given the fundamental strengths and high margins of safety for holdings. Throughout the year, we reassessed holdings across the portfolios to account for the worldwide crisis of confidence. Valuations for current holdings reflect the potential effects of the economic difficulties companies may face in the coming years, yet we still see potential opportunity for these securities.

As of February 28, 2009, the fund's most substantial weights were in the United States and in the diversified telecommunication services industry. Fund weights are the result of individual stock selection.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Source for all statistical data: Columbia Management Advisors, LLC.

Source for all stock-specific commentary: Brandes

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/28/09 (%)

Telecommunication Services	21.3
Health Care	20.7
Financials	20.3
Information Technology	16.5
Consumer Staples	10.1

Top 10 holdings

as of 02/28/09 (%)

Telecom Italia	3.9
Deutsche Telekom AG	3.8
PNC Financial Services Group	3.4
Home Depot	3.4
Wyeth	3.3
Sanofi-Aventis	3.2
Nippon Telegraph & Telephone	3.2
Verizon Communications	2.9
Mitsui Sumitomo Insurance Group Holdings	2.8
Ericsson	2.8

Holdings discussed in this report

as of 02/28/09 (%)

Citigroup	0.4
Gannett	0.7
Nippon Telegraph & Telephone	3.2
AstraZeneca PLC	2.6
GlaxoSmithKline PLC	2.6
Dow Chemical	0.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–42.59%

Class A shares (without sales charge)

–50.22%

MSCI EAFE Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 42.59% without sales charge.

■  In a difficult period for all foreign stock markets, the fund held up better than its benchmark, the MSCI EAFE Index1.

■  Stock selection across several key industries and sector allocation, which is a residual of the stock-specific investment process, aided returns relative to the fund's benchmark.

Portfolio Management

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation. CMA has retained Brandes Investment Partners, L.P. ("Brandes") to serve as an investment subadvisor. As the investment subadvisor, Brandes manages the master portfolio on a day-to-day basis. Brandes is an SEC-registered investment adviser and unaffiliated with Bank of America Corporation.

The following are the six voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making day-to-day investment decisions for the master portfolio: Glenn Carlson, Brent Woods, Amelia Morris, Keith Colestock, W. James Brown and Brent Fredberg. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1996, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been Managing Director of Investments since 2002, and served as Managing Partner from 1998-2002. Amelia Morris has served as Director of Investments since 2004, and served as a Senior Research Analyst from 1998-2004. Keith Colestock has served as Director of Investments since 2004, and served as a Senior Research Analyst from 2001-2004. W. James Brown has served as Director of Investments since 2004, and served as a Senior Research Analyst from 1996-2004. Brent Fredberg has served as a Senior Research Analyst since 2003, and served as an Analyst from 1999-2003.

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance Information – Columbia International Value Fund

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

Sales charge	without	with
Class A	16,642	15,682
Class B	15,419	15,419
Class C	15,427	15,427
Class Z	17,056	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.34
Class B	2.09
Class C	2.09
Class Z	1.09

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 02/28/09 (%)

Share class	A		B		C		Z
Inception	12/27/95		05/22/98		06/15/98		12/27/95
Sales charge	without	with	without	with	without	with	without
1-year	–42.59	–45.90	–43.01	–45.48	–43.00	–43.49	–42.41
5-year	–1.79	–2.95	–2.53	–2.73	–2.52	–2.52	–1.54
10-year	5.23	4.60	4.43	4.43	4.43	4.43	5.48

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–37.66	–41.25	–38.12	–40.80	–38.13	–38.67	–37.45
5-year	–0.83	–1.99	–1.56	–1.76	–1.57	–1.57	–0.56
10-year	5.07	4.45	4.27	4.27	4.27	4.27	5.33

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia International Value Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	611.82	1,017.85	5.59	7.00	1.40
Class B	1,000.00	1,000.00	609.68	1,014.13	8.58	10.74	2.15
Class C	1,000.00	1,000.00	609.78	1,014.13	8.58	10.74	2.15
Class Z	1,000.00	1,000.00	613.01	1,019.09	4.60	5.76	1.15

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia International Value Fund

For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 42.59% without sales charge. In a difficult period for stock markets around the world, the fund held up better than its benchmark, the MSCI EAFE Index,2 which returned negative 50.22% over the same period. Stock selection and industry allocation, which is a residual of the stock-specific investment process, generally accounted for the performance difference in favor of the fund.

Stemming losses in a difficult market environment

Amid market declines that affected all major sectors, stock selection, and the residual industry and country exposure that resulted from this stock selection, helped the fund stem its losses. The fund had more exposure than the index to the pharmaceuticals industry, which hurt relative performance. In addition, stock selection in the commercial banks industry helped relative performance. The fund's food & staples retailing holdings declined, but the losses the fund sustained were not as severe as those of the index.

The fund's holdings in the commercial banks and diversified telecommunication services industries were the largest detractors from performance. Stocks in these industries with the largest impact on performance included Mizuho Financial Group, a commercial bank in Japan; Mitsubishi UFJ Financial Group, a Japan-based commercial bank; and Deutsche Telekom, a German diversified telecommunication services firm. The fund had no exposure to the energy sector, which also detracted from performance relative to the benchmark.

From a country perspective, holdings based in Japan and France were the largest detractors from performance for the period, including Takefuji, a Japan-based consumer finance company; Mitsui Sumitomo Insurance Group Holdings, a Japan-based insurance firm; and Alcatel-Lucent, a French-based communications equipment company. Stock selection in the United Kingdom helped relative returns. AstraZeneca, a U.K. pharmaceuticals company, was one of the better performers in the pharmaceuticals industry, even though it lost value for the period.

Stock-specific research drove portfolio changes

During the period, we sold Samsung Electronics, a South Korea-based semiconductors & semiconductor equipment company and Nortel Networks, a Canada-based communications equipment firm. We purchased what we believed to be more attractive opportunities in BASF S.E., a Germany-based chemicals company; Nissan Motor, a Japan-based auto manufacture; and TDK, an electronic equipment & instruments firm based in Japan, all of which were added to the fund during the period.

2The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class A	9.40
Class B	9.09
Class C	9.08
Class Z	9.49

Distributions declared per share

03/01/08 – 02/28/09 ($)

Class A	2.24
Class B	2.14
Class C	2.14
Class Z	2.28

Portfolio Managers' Report (continued) – Columbia International Value Fund

Top 5 sectors

as of 02/28/09 (%)

Telecommunications Services	27.6
Financials	17.6
Health Care	16.1
Information Technology	14.1
Consumer Staples	9.1

Top 10 holdings

as of 02/28/09 (%)

Deutsche Telekom	4.4
Ericsson	4.1
Sanofi-Aventis	3.6
Ono Pharmaceutical	3.4
Portugal Telecom	3.3
AstraZeneca	3.1
Nippon Telegraph & Telephone	3.0
GlaxoSmithKline	2.7
Mitsubishi UFJ Financial Group	2.7
Rohm Co., Ltd	2.6

Holdings discussed in this report

as of 02/28/09 (%)

Mizuho Financial Group	2.2
Mitsubishi UFJ Financial
Group	2.7
Deutsche Telekom	4.4
Takefuji	0.4
Mitsui Sumitomo Insurance Group Holdings	2.5
Alcatel-Lucent	0.9
AstraZeneca	3.1
BASF S.E.	1.6
Nissan Motor	0.3
TDK	0.5

The master portfolio is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund is a feeder fund that invests all or substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Looking ahead

While the past 12 months have been among the most difficult for stocks in nearly 100 years, we firmly believe that many of today's security prices fail to reflect the solid long-term business prospects of many companies. We believe that pronounced levels of fear can create potential opportunity for long-term investors and that many stocks have the potential for price increases when fear subsides.

We remain focused on building portfolios that include what we believe are the best opportunities for long-term appreciation. We appreciate your trust and will continue to work diligently on behalf of our shareholders to position the fund's assets for long term gains despite a difficult environment.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Source for all statistical data: CMA

Source for all stock-specific commentary: Brandes

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the master portfolio may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuation, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Fund Profile – Columbia Marsico Global Fund

Summary

■  For the 10-month period from the fund's inception (April 30, 2008) through February 28, 2009, the fund's Class A shares returned negative 50.20% without sales charge.

■  In a period of declining global economic growth and plummeting stock prices, the fund, its benchmark and peer group average all lost approximately 50% of their value.

■  Sector allocations in health care, telecommunication services, energy and utilities, combined with stock selection in the consumer staples sector, dampened results relative to the index.

Portfolio Management

Corydon J. Gilchrist has managed the fund since April 2008. He is with Marsico Capital Management, LLC, investment sub-advisor to the fund.

James G. Gendelman has managed the fund since April 2008. He is with Marsico Capital Management, LLC, investment sub-advisor to the fund.

Thomas F. Marsico has managed the fund since April 2008. He is with Marsico Capital Management, LLC, investment sub-advisor to the fund.

Columbia Management Advisors, LLC ("CMA") has retained Marsico Capital Management, LLC ("MCM") to serve as investment sub-advisor to the fund. As investment sub-advisor, MCM makes the day to day investment decisions for the fund. MCM is an investment advisor registered with the Securities and Exchange Commission MCM is not affiliated with Bank of America.

1The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

Life (cumulative) return as of 02/28/09

–50.20%

Class A shares (without sales charge)

–49.95%

MSCI All Country World Index[1]

Performance Information – Columbia Marsico Global Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	3.51
Class C	4.26
Class R	3.76
Class Z	3.26

Annual operating expense ratio

after contractual waivers (%)*

Class A	1.60
Class C	2.35
Class R	1.85
Class Z	1.35

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 06/30/10. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/30/08 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Global Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/30/08 – 02/28/09 ($)

Sales charge	without	with
Class A	4,980	4,694
Class C	4,950	4,901
Class R	4,970	n/a
Class Z	4,990	n/a

Average annual total return as of 02/28/09 (%)

Share class	A		C		R	Z
Inception	04/30/08		04/30/08		04/30/08	04/30/08
Sales charge	without	with	without	with	without	without
Life (cumulative)	–50.20	–53.06	–50.50	–51.00	–50.30	–50.10

Average annual total return as of 03/31/09 (%)

Share class	A		C		R	Z
Sales charge	without	with	without	with	without	without
Life (cumulative)	–47.80	–50.80	–48.20	–48.72	–47.90	–47.70

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Marsico Global Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	547.30	1,016.86	6.14	8.00	1.60
Class C	1,000.00	1,000.00	545.81	1,013.14	9.01	11.73	2.35
Class R	1,000.00	1,000.00	546.81	1,015.62	7.10	9.25	1.85
Class Z	1,000.00	1,000.00	548.39	1,018.10	5.18	6.76	1.35

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Marsico Global Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class A	4.98
Class C	4.95
Class R	4.97
Class Z	4.99

For the 10-month period from the fund's inception on April 30, 2008, through February 28, 2009, the fund's Class A shares returned negative 50.20% without sales charge. The fund's benchmark, the MSCI All Country World Index (ACWI), returned negative 49.95%.1 The average return of the fund's peer group, the Lipper Global Multi-Cap Growth Funds Classification, was negative 50.26%.2 Sector allocations in health care, telecommunication services, energy and utilities, combined with stock selection in the consumer staples and consumer discretionary sectors, dampened results relative to the index.

Sector allocations and stock selection affected performance

Overall sector allocations of the fund detracted from performance compared to the benchmark index. Lack of exposure to the strong-performing telecommunication services and utilities sectors hurt returns. In the industrials sector, which was one of the weakest performers during the period, the fund had more exposure than the index.

Stock selection in the consumer staples, consumer discretionary and financials sectors also detracted from performance. In consumer staples, Heineken Holding N.V. and Costco Wholesale declined sharply. Similarly, the fund's positions in Starwood Hotels & Resorts Worldwide (prior to being sold), Live Nation (prior to being sold), and Li & Fung Ltd. detracted from performance in the consumer discretionary sector. In the financials sector, Wells Fargo, Credit Suisse Group AG (prior to being sold), JPMorgan Chase, U.S. Bancorp, and SunTrust Banks (prior to being sold) all performed poorly. Other individual holdings that had a material, negative effect on performance included Vestas Wind Systems A/S, Apple, Goldman Sachs Group and Shaw Group (prior to being sold).

Stock selection in key sectors helped stem losses

The fund benefited from stock selection in industrials, information technology, materials and financials. The fund had less exposure to the weak-performing materials sector than the index, which amplified the positive impact of stock selection. Shifting currency values and an average cash position of 14% also helped cushion the fund as the market declined. On average, the fund had more exposure to the US market than the MSCI ACWI Index, which helped the fund as the US dollar strengthened.

In the materials sector, the fund experienced a 46% compared to a 60% loss for the sector within the index. The fund's financial positions also held up somewhat better than financials within the index.

1The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia Marsico Global Fund

There were few sources of positive performance during the period. However, Hitachi Construction Machinery, Anheuser-Busch InBev NV and Deutsche Bank AG posted gains for the period. Holdings of Hitachi and Deutsche Bank were sold during the period.

Looking ahead

During the period, the fund increased exposure to some of its most significant sector allocations: information technology, consumer staples and health care. Industrials also represented a sizeable allocation for the fund at the end of the period, although the sector's weight was cut back somewhat. Exposure to financials, consumer discretionary and telecommunication services sectors also declined. At the end of the period, the fund had no exposure to utilities and only a small position in telecommunication services. The fund's largest country allocations included the United States, Switzerland, the United Kingdom and Denmark. Country-level weights are generally a residual of the fund's stock selection process rather than a major, proactive facet of its investment strategy.

Source for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/28/09 (%)

Information Technology	17.3
Consumer Staples	16.3
Industrials	15.4
Health Care	13.0
Financials	9.6

Top 10 holdings

as of 02/28/09 (%)

MasterCard	6.6
Monsanto	4.9
Costco Wholesale	4.7
Vestas Wind Systems	4.5
Gilead Sciences	3.9
Tesco	3.6
Canadian National Railway	3.2
Petroleo Brasileiro	3.1
JPMorgan Chase	3.0
Lonza Group AG	3.0

Holdings discussed in this report

as of 02/28/09 (%)

Heineken Holding NV	2.4
Costco Wholesale	4.7
Li & Fung Ltd.	2.0
Wells Fargo	1.7
JPMorgan Chase	3.0
U.S. Bancorp	1.4
Vestas Wind Systems	4.5
Apple	2.1
Goldman Sachs Group	2.1
Anheuser-Busch InBev	2.5

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Marsico International Opportunities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–53.26%

Class A shares (without sales charge)

–50.22%

MSCI EAFE Index[1]

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Summary

■  For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 53.26% without sales charge.

■  In an environment of slowing global economic growth and declining stock prices, the fund, its benchmark and peer group average all lost more than 50% for the period.

■  Stock selection and sector allocation hampered the fund's performance relative to its benchmark.

Portfolio Management

James G. Gendelman has managed the fund since August 2000. He is with Marsico Capital Management, LLC, investment sub-advisor to the fund.

Columbia Management Advisors, LLC ("CMA") has retained Marsico Capital Management, LLC ("MCM") to serve as investment sub-advisor to the fund. As investment sub-advisor, MCM makes the day to day investment decisions for the fund. MCM is an investment advisor registered with the Securities and Exchange Commission, MCM is not affiliated with Bank of America.

Performance Information – Columbia Marsico International Opportunities Fund

Performance of a $10,000 investment 08/01/00 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico International Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares, The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 08/01/00 – 02/28/09 ($)

Sales charge	without	with
Class A	9,064	8,543
Class B	8,494	8,494
Class C	8,507	8,507
Class R	8,991	n/a
Class Z	9,253	n/a

Average annual total return as of 02/28/09 (%)

Share class	A		B		C		R	Z
Inception	08/01/00		08/01/00		08/01/00		01/23/06	08/01/00
Sales charge	without	with	without	with	without	with	without	without
1-year	–53.26	–55.94	–53.60	–55.90	–53.57	–54.03	–53.40	–53.17
5-year	–3.65	–4.79	–4.38	–4.67	–4.37	–4.37	–3.81	–3.44
Life	–1.14	–1.82	–1.88	–1.88	–1.87	–1.87	–1.23	–0.90

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	–49.24	–52.16	–49.57	–52.07	–49.61	–50.11	–49.31	–49.14
5-year	–2.89	–4.03	–3.61	–3.90	–3.61	–3.61	–3.02	–2.67
Life	–0.44	–1.12	–1.17	–1.17	–1.18	–1.18	–0.51	–0.19

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class R shares include the returns for Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since Class R shares are subject to a higher Rule 12b-1 fee.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.47
Class B	2.22
Class C	2.22
Class R	1.72
Class Z	1.22

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Marsico International Opportunities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	530.99	1,017.26	5.77	7.60	1.52
Class B	1,000.00	1,000.00	529.00	1,013.54	8.61	11.33	2.27
Class C	1,000.00	1,000.00	529.40	1,013.54	8.61	11.33	2.27
Class R	1,000.00	1,000.00	529.90	1,016.02	6.71	8.85	1.77
Class Z	1,000.00	1,000.00	531.28	1,018.50	4.82	6.36	1.27

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Marsico International Opportunities Fund

For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 53.26% without sales charge. The fund's benchmark, the MSCI EAFE Index, returned negative 50.22%.1 The fund's return was lower than the negative 51.37% average return of its peer group, the Lipper International Multi-Cap Growth Funds Classification.2 The fund's performance was hampered by stock selection and sector allocations.

A challenging period for the world's stock markets

As global economic growth declined and a liquidity crisis continued to paralyze many of the world's capital markets, stock prices fell precipitously, giving equity funds no place to hide. In this environment, the fund performed generally in line with its comparative measures. It endured slightly larger losses because of stock selection within several sectors. Sector allocation also detracted from the fund's return. In the capital goods industry group within the industrials sector, Vestas Wind Systems A/S, Gamesa, Tecnologica, Alstom and Marubeni were weak performers for the period. In addition, the collective return of the fund's consumer discretionary, materials, telecommunication services and energy holdings significantly underperformed their respective benchmark sector returns. In financials, the fund had less exposure than the index. However, that did little to offset the disappointing returns from AXA SA (prior to being sold), Credit Suisse Group AG and Julius Baer Holding AG. In the consumer discretionary sector, Las Vegas Sands lost 97% of its value. The fund had no exposure to utilities, which held up better than many other sectors, and that further detracted from returns.

Portfolio strengths measured in relative terms

In a declining market, stock selection in consumer staples, information technology and health care helped stem losses as stocks such as Anheuser-Busch InBev, Nortel Networks and Genentech generated positive returns. Nortel and Genentech were sold before the end of the period. The fund had more exposure to health care than its benchmark, which amplified the positive impact of its holdings. In addition, Continental AG, an auto parts manufacturer, Honda Motor and Samsung Electronics (prior to being sold) helped performance. Continental AG and Honda shares rose, and we sold Continental. Samsung sustained a small loss during the period. Fluctuations in world currencies and a stronger U.S. dollar also helped results. In addition, the fund held an average of 6% of its net assets in cash and cash equivalents, which helped preserve some capital during the period.

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class A	6.76
Class B	6.38
Class C	6.39
Class R	6.73
Class Z	6.87

Distributions declared per share

03/01/08 – 02/28/09 ($)

Class A	0.12
Class B	0.12
Class C	0.12
Class R	0.12
Class Z	0.12

Portfolio Manager's Report (continued) – Columbia Marsico International Opportunities Fund

Top 5 sectors

as of 02/28/09 (%)

Financials	13.8
Health Care	13.1
Industrials	11.6
Consumer Staples	11.6
Energy	10.1

Top 10 holdings

as of 02/28/09 (%)

Teva Pharmaceutical
Industries	4.0
Vestas Wind Systems	3.3
Nintendo	3.3
Taiwan Semiconductor
Manufacturing	3.2
Lonza Group AG	3.1
Rogers Communications	3.1
Tesco PLC	3.1
Nestle SA	3.0
CSL	3.0
Petroleo Brasileiro	3.0

Holdings discussed in this report

as of 02/28/09 (%)

Vestas Wind Systems A/S	3.3
Gamesa, Tecnologica	2.1
Alstom	1.5
Marubeni	2.0
Credit Suisse Group AG	2.5
Julius Baer Holding AG	1.4
Las Vegas Sands	0.5
Anheuser-Busch InBev	2.4
Honda Motor	1.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Looking ahead

The fund headed into the next period with an emphasis on financials, health care, industrials and consumer staples stocks. The fund's most significant country exposures were Switzerland, the United Kingdom, Japan and Brazil. Country-level exposure generally should be considered a residual of the fund's stock selection process rather than a major proactive facet of its investment strategy.

Source for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Fund Profile – Columbia Multi-Advisor International Equity Fund

Summary

■  For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 51.87% without sales charge.

■  The fund underperformed its benchmark, the MSCI EAFE Index1

■  Unfavorable currency exposure and country allocations detracted from return in the Causeway-advised portion of the fund. Stock selection and an overweight in telecommunication services and an underweight in utilities held back performance in the Marsico-advised portion of the fund.

Portfolio Management

Columbia Multi-Advisor International Equity Fund is managed by Marsico Capital Management, LLC ("MCM") and Causeway Capital Management LLC ("Causeway"); both investment sub-advisors to the fund. Each sub-advisor manages approximately one-half of the fund's assets. James G. Gendelman manages MCM's portion of the fund. He has been with MCM since May 2000. Sarah Ketterer, Harry Hartford and James Doyle have co-managed Causeway's portion of the fund since May 2004 and have been with the firm since June 2001. Jonathan Eng has co-managed Causeway's portion of the fund since May 2004 and has been with the firm since July 2001. Kevin Durkin has co-managed the fund since January 2006 and has been with Causeway since June 2001.

Columbia Management Advisors, LLC ("CMA") has retained MCM and Causeway to serve as investment sub-advisors to the fund. As investment sub-advisors, MCM and Causeway make the day-to-day investment decisions for the fund. MCM and Causeway each is an investment advisor registered with the Securities and Exchange Commission. MCM and Causeway are not affiliated with Bank of America.

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/28/09

–51.87%

Class A shares (without sales charge)

–50.22%

MSCI EAFE Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a fund's investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Multi-Advisor International Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.21
Class B	1.96
Class C	1.96
Class R	1.46
Class Z	0.96

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Advisor International Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 03/01/99 – 02/28/09 ($)

Sales charge	without	with
Class A	9,320	8,786
Class B	8,551	8,551
Class C	8,659	8,659
Class R	9,246	n/a
Class Z	9,465	n/a

Average annual total return as of 02/28/09 (%)

Share class	A		B		C		R	Z
Inception	06/03/92		06/07/93		06/17/92		01/23/06	12/02/91
Sales charge	without	with	without	with	without	with	without	without
1-year	–51.87	–54.64	–52.23	–54.59	–52.26	–52.73	–52.00	–51.76
5-year	–4.21	–5.34	–4.90	–5.20	–4.94	–4.94	–4.36	–3.97
10-year	–0.70	–1.29	–1.55	–1.55	–1.43	–1.43	–0.78	–0.55

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		R	Z
Sales charge	without	with	without	with	without	with	without	without
1-year	–48.18	–51.15	–48.58	–51.12	–48.60	–49.10	–48.31	–48.06
5-year	–3.12	–4.25	–3.84	–4.14	–3.85	–3.85	–3.27	–2.88
10-year	–0.43	–1.01	–1.29	–1.29	–1.15	–1.15	–0.51	–0.27

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The inception date of the fund's Class R shares is January 23, 2006. Class R shares have no performance prior to their inception date. The performance shown for Class R shares prior to their inception date is that of Class A shares. If Class R shares fees and expenses were included, performance would be lower.

Understanding Your Expenses – Columbia Multi-Advisor International Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/08 – 02/28/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	542.49	1,018.50	4.86	6.36	1.27
Class B	1,000.00	1,000.00	540.81	1,014.78	7.72	10.09	2.02
Class C	1,000.00	1,000.00	540.11	1,014.78	7.71	10.09	2.02
Class R	1,000.00	1,000.00	541.90	1,017.26	5.81	7.60	1.52
Class Z	1,000.00	1,000.00	542.89	1,019.74	3.90	5.11	1.02

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Multi-Advisor International Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/28/09 ($)

Class A	7.44
Class B	6.82
Class C	6.73
Class R	7.44
Class Z	7.52

Distributions declared per share

03/01/08 – 02/28/09 ($)

Class A	0.26
Class B	0.19
Class C	0.19
Class R	0.23
Class Z	0.30

For the 12-month period that ended February 28, 2009, the fund's Class A shares returned negative 51.87% without sales charge. The fund's benchmark, the MSCI EAFE Index, returned negative 50.22%.1 The average return of the fund's peer group, the Lipper International Large Cap Core Funds Classification, was negative 50.96%.2 In the Causeway-advised portion of the fund, a combination of unfavorable currency exposure and country allocation held back performance relative to the benchmark. In the Marsico-advised portion of the fund, stock selection in several sectors hampered return. An overweight in the weak telecommunication services sector and an underweight in the utilities sector where some stocks were able to limit their losses also detracted from results.

Bank stocks detract from Causeway's relative returns

Bank stocks were the largest detractors from return, and the managers at Causeway sold Allied Irish Banks PLC, Royal Bank of Scotland Group PLC, HBOS in the United Kingdom and UniCredito Italiano in Italy. Other detractors included bank assurance company ING Groep NV in the Netherlands, power utility E.ON AG in the UK, industrial conglomerate Siemens AG in Germany, and shipbuilder Hyundai Heavy Industries in South Korea. These companies remain in the portfolio because the managers believe they are undervalued and have competitive upside potential.

Stock markets across the globe declined during the period, but some went down less than others and had a less negative impact on results. Within the portion of the fund advised by Causeway, three Japanese companies were noteworthy in this regard. In the information technology sector, Tokyo Electron Ltd., a semiconductor lithography manufacturer and in the industrials sector, Fanuc Ltd., an automatic equipment manufacturer, declined less than the benchmark and therefore helped relative performance. In the materials sector, Shin-Etsu Chemical, the world's largest silicon wafer producer, generated a positive return.

Industrials hamper Marsico's returns

Stocks in the industrials sector had the biggest negative impact on return, with Vestas Wind Systems A/S in Denmark, Gamesa, Tecnologica in Spain and Alstom in France declining dramatically. At the end of the period, all of these power generation companies remained in the portfolio. Positions in the consumer discretionary, materials and energy sectors significantly underperformed their respective benchmark sector returns.

During a period of steep declines, some individual stocks generated gains and worked to the fund's advantage. These included: automobile parts maker Continental AG in Germany, which we sold; global brewing company Anheuser-Busch InBev in Belgium; and energy company Transocean Ltd. in Switzerland. In a declining market, maintaining an average 8% position in cash and cash equivalents helped preserve

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia Multi-Advisor International Equity Fund

capital in the portfolio. While an underweight in the financials sector may have stemmed some losses, financial investments still posted negative results.

Managers evaluating stocks on a case-by-case basis

The managers at Causeway believe that the fiscal and monetary stimulus programs that governments around the world have put in place will eventually result in solutions to current economic problems. The managers have deliberately positioned the portfolio for a global economic recovery, using the proceeds from sales of defensive holdings in the health care and consumer staples areas to purchase high quality cyclical stocks. In this difficult market, the managers believe that the numerous world class companies trading at deep discounts to fair value present a once-in-a-generation investment opportunity. As a result, the focus of the Causeway portion of the fund is on high quality companies with the financial strength to dominate weaker industry peers, gain market share and prosper as the global economy moves into a recovery.

The primary sector allocations in the Marsico portion of the fund include financials, health care, consumer staples and industrials. The most significant country exposures are to Switzerland, the UK, Japan and Brazil. The stock-selection process at Marsico drives country exposure; it is not the result of any deliberate decision to overweight or underweight countries.

Sources for all statistical data—Columbia Management Advisors, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC and Causeway Capital Management LLC.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 5 sectors

as of 02/28/09 (%)

Industrials	15.3
Financials	14.3
Consumer Discretionary	11.3
Materials	10.0
Energy	9.3

Top 10 holdings

as of 02/28/09 (%)

Telefonica SA	2.7
Linde AG	2.3
Vodafone Group	2.3
Honda Motors	2.2
Teva Pharmceuticals	2.1
Credit Suisse Group	1.7
Vestas Wind Systems	1.7
Technip	1.7
Nintendo	1.7
Taiwan Semiconductor
Manufacturing	1.6

Holdings discussed in this report

as of 02/28/09 (%)

ING Groep N.V.	0.3
E.ON AG	1.3
Siemens AG	1.5
Hyundai Heavy Industries	1.1
Tokyo Electron Ltd.	1.5
Fanuc Ltd.	1.3
Shin-Etsu Chemical	0.8
Vestas Wind Systems A/S	1.7
Gamesa, Tecnologica	1.1
Alstom	0.8
Anheuser-Busch InBev	1.2
Transocean Ltd.	1.4

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Investment Portfolio – Columbia Global Value Fund

February 28, 2009

Common Stocks – 98.2%
	Shares	Value ($)
Consumer Discretionary – 7.4%
Automobiles – 0.4%
Ford Motor Co. (a)	143,211	286,422
Automobiles Total		286,422
Leisure Equipment & Products – 0.8%
Eastman Kodak Co.	171,230	546,223
Leisure Equipment & Products Total		546,223
Media – 0.7%
Gannett Co., Inc.	141,600	458,784
Media Total		458,784
Multiline Retail – 2.1%
Marks & Spencer Group PLC	360,219	1,345,950
Multiline Retail Total		1,345,950
Specialty Retail – 3.4%
Home Depot, Inc.	105,300	2,199,717
Specialty Retail Total		2,199,717
Consumer Discretionary Total		4,837,096
Consumer Staples – 10.1%
Food & Staples Retailing – 6.4%
Carrefour SA	18,500	627,964
Koninklijke Ahold NV	76,660	861,066
Safeway, Inc.	92,100	1,703,850
SUPERVALU, Inc.	23,186	361,933
Wm. Morrison Supermarkets PLC	177,232	655,246
Food & Staples Retailing Total		4,210,059
Food Products – 3.7%
Sara Lee Corp.	135,760	1,046,710
Unilever NV	70,700	1,366,856
Food Products Total		2,413,566
Consumer Staples Total		6,623,625
Financials – 20.3%
Commercial Banks – 13.3%
Fifth Third Bancorp	147,925	312,122
Intesa Sanpaolo SpA	501,378	1,230,564
Mitsubishi UFJ Financial Group, Inc.	291,800	1,357,418
Mizuho Financial Group, Inc.	748,000	1,440,893
PNC Financial Services Group, Inc.	82,153	2,246,063
Royal Bank of Scotland Group PLC	529,764	175,951

	Shares	Value ($)
Royal Bank of Scotland Group PLC (b)	13,580	4,510
Sumitomo Mitsui Financial Group, Inc.	49,100	1,594,826
Wells Fargo & Co.	25,159	304,424
Commercial Banks Total		8,666,771
Diversified Financial Services – 1.3%
Bank of America Corp. (c)	71,524	282,520
CIT Group, Inc.	136,738	335,008
Citigroup, Inc.	176,531	264,797
Diversified Financial Services Total		882,325
Insurance – 5.7%
Aegon NV	284,382	1,037,952
Mitsui Sumitomo Insurance Group Holdings, Inc.	76,300	1,852,872
Tokio Marine Holdings, Inc.	37,300	863,753
Insurance Total		3,754,577
Financials Total		13,303,673
Health Care – 20.7%
Health Care Equipment & Supplies – 2.3%
Boston Scientific Corp. (a)	216,836	1,522,189
Health Care Equipment & Supplies Total		1,522,189
Health Care Providers & Services – 0.4%
Tenet Healthcare Corp. (a)	217,800	241,758
Health Care Providers & Services Total		241,758
Pharmaceuticals – 18.0%
AstraZeneca PLC	53,800	1,727,561
Bristol-Myers Squibb Co.	90,192	1,660,435
Daiichi Sankyo Co., Ltd.	47,100	767,827
GlaxoSmithKline PLC	112,920	1,728,106
Pfizer, Inc.	130,800	1,610,148
Sanofi-Aventis SA	40,649	2,108,463
Wyeth	52,400	2,138,968
Pharmaceuticals Total		11,741,508
Health Care Total		13,505,455
Information Technology – 16.5%
Communications Equipment – 4.9%
Alcatel-Lucent (a)	697,000	945,475
Alcatel-Lucent, ADR (a)	90,202	118,165
Motorola, Inc.	93,600	329,472
Telefonaktiebolaget LM Ericsson, Class B	216,420	1,802,119
Communications Equipment Total		3,195,231

See Accompanying Notes to Financial Statements.

Columbia Global Value Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Computers & Peripherals – 2.0%
Dell, Inc. (a)	151,610	1,293,233
Computers & Peripherals Total		1,293,233
Electronic Equipment, Instruments & Components – 1.9%
FUJIFILM Holdings Corp.	38,000	724,218
Hitachi Ltd.	214,000	543,798
Electronic Equipment, Instruments & Components Total		1,268,016
IT Services – 0.1%
Unisys Corp. (a)	201,500	72,540
IT Services Total		72,540
Office Electronics – 1.9%
Xerox Corp.	235,300	1,218,854
Office Electronics Total		1,218,854
Semiconductors & Semiconductor Equipment – 4.4%
Intel Corp.	68,159	868,346
Micron Technology, Inc. (a)	339,800	1,094,156
STMicroelectronics NV	207,600	920,357
Semiconductors & Semiconductor Equipment Total		2,882,859
Software – 1.3%
Microsoft Corp.	54,600	881,790
Software Total		881,790
Information Technology Total		10,812,523
Materials – 1.9%
Chemicals – 1.9%
Akzo Nobel NV	28,900	1,023,482
Dow Chemical Co.	27,800	199,048
Chemicals Total		1,222,530
Materials Total		1,222,530
Telecommunication Services – 21.3%
Diversified Telecommunication Services – 21.3%
AT&T, Inc.	62,827	1,493,398
Brasil Telecom Participacoes SA, ADR	16,951	531,583
Deutsche Telekom AG, Registered Shares	206,703	2,506,487
Fairpoint Communications, Inc.	1,252	2,466
KT Corp., ADR	26,920	323,578
Nippon Telegraph & Telephone Corp.	48,000	2,090,271

	Shares	Value ($)
Tele Norte Leste Participacoes SA, ADR	44,200	535,704
Telecom Italia SpA	2,076,493	2,544,286
Telecom Italia SpA, Savings Shares	565,300	543,228
Telefonica SA	42,374	790,216
Telefonos de Mexico SA de CV, ADR, Class L	23,700	325,638
Telmex Internacional SAB de CV, ADR	42,100	321,223
Verizon Communications, Inc.	66,400	1,894,392
Diversified Telecommunication Services Total		13,902,470
Telecommunication Services Total		13,902,470
Total Common Stocks (cost of $142,505,533)		64,207,372
Convertible Bond – 0.8%
	Par ($)
Technology – 0.8%
Semiconductors – 0.8%
Micron Technology, Inc.
1.875% 06/01/14	1,356,000	520,365
Semiconductors Total		520,365
Technology Total		520,365
Convertible Bond Total (cost of $1,356,000)		520,365
Total Investments – 99.0% (cost of $143,861,533) (d)		64,727,737
Other Assets & Liabilities, Net – 1.0%		700,934
Net Assets – 100.0%		65,428,671

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2009, this security, which is not illiquid, amounted to $4,510, which represents less than 0.1% of net assets.

(c)  Investments in affiliates during the year ended February 28, 2009: Security name: Bank of America Corp.

Shares as of 02/29/08:	–
Shares purchased	–
Shares from merger	71,524
Shares sold:	–
Shares as of 02/28/09:	71,524
Net realized gain (loss):	$–
Dividend income earned:	$68,663
Value at end of period:	$282,520

(d)  Cost for federal income tax purposes is $143,861,536.

See Accompanying Notes to Financial Statements.

Columbia Global Value Fund

February 28, 2009

The Fund was invested in the following countries at February 28, 2009:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
United States	$27,390,130	42.3
Japan	11,235,876	17.4
United Kingdom	5,637,324	8.7
Netherlands	5,209,714	8.0
Italy	4,318,078	6.7
France	3,800,068	5.9
Germany	2,506,487	3.9
Sweden	1,802,118	2.8
Brazil	1,067,287	1.6
Spain	790,216	1.2
Mexico	646,861	1.0
South Korea	323,578	0.5
	$64,727,737	100.0

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia International Value Fund

February 28, 2009

Investment Company – 100.1%
Value ($)
Investment in Columbia Funds Master Investment Trust, LLC, Columbia International Value Master Portfolio (a)	1,154,902,526
Total Investments – 100.1%	1,154,902,526
Other Assets & Liabilities, Net – (0.1)%	(1,191,614)
Net Assets – 100.0%	1,153,710,912

Notes to Investment Portfolio:

(a)  The financial statements of Columbia International Value Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with Columbia International Value Fund's financial statements.

Columbia International Value Fund invests only in Columbia International Value Master Portfolio. At February 28, 2009, Columbia International Value Fund owned 85.4% of Columbia International Value Master Portfolio. Columbia International Value Master Portfolio was invested in the following countries at February 28, 2009.

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
Japan	$405,162,148	30.1
United Kingdom	175,995,229	13.1
France	140,439,772	10.4
Netherlands	115,800,880	8.6
Germany	82,569,474	6.1
South Korea	75,243,108	5.6
Brazil	61,180,801	4.6
Sweden	54,746,927	4.1
Italy	50,557,143	3.8
Portugal	44,899,187	3.3
Switzerland	29,302,119	2.2
Mexico	28,236,211	2.1
Taiwan	20,206,899	1.5
Spain	20,133,888	1.5
United States*	15,670,000	1.2
Bermuda	12,758,188	0.9
New Zealand	12,621,275	0.9
	$1,345,523,249	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Marsico Global Fund

February 28, 2009

Common Stocks – 88.6%
	Shares	Value ($)
Consumer Discretionary – 6.9%
Distributors – 2.0%
Li & Fung Ltd.	30,000	66,613
Distributors Total		66,613
Hotels, Restaurants & Leisure – 0.9%
McDonald's Corp.	595	31,089
Hotels, Restaurants & Leisure Total		31,089
Internet & Catalog Retail – 1.1%
Amazon.com, Inc. (a)	561	36,347
Internet & Catalog Retail Total		36,347
Specialty Retail – 2.9%
Home Depot, Inc.	4,529	94,611
Specialty Retail Total		94,611
Consumer Discretionary Total		228,660
Consumer Staples – 16.3%
Beverages – 4.9%
Anheuser-Busch InBev NV	3,014	83,298
Heineken Holding NV	3,427	79,788
Beverages Total		163,086
Food & Staples Retailing – 8.3%
Costco Wholesale Corp.	3,671	155,430
Tesco PLC	25,283	120,602
Food & Staples Retailing Total		276,032
Food Products – 2.1%
Nestle SA, Registered Shares	2,093	68,595
Food Products Total		68,595
Household Products – 1.0%
Reckitt Benckiser Group PLC	888	34,248
Household Products Total		34,248
Consumer Staples Total		541,961
Energy – 3.1%
Oil, Gas & Consumable Fuels – 3.1%
Petroleo Brasileiro SA, ADR	3,696	102,490
Oil, Gas & Consumable Fuels Total		102,490
Energy Total		102,490
Financials – 9.6%
Capital Markets – 2.1%
Goldman Sachs Group, Inc.	759	69,130
Capital Markets Total		69,130

	Shares	Value ($)
Commercial Banks – 4.5%
Industrial & Commercial Bank of China, Class H	119,000	48,795
U.S. Bancorp	3,153	45,120
Wells Fargo & Co.	4,709	56,979
Commercial Banks Total		150,894
Diversified Financial Services – 3.0%
JPMorgan Chase & Co.	4,405	100,654
Diversified Financial Services Total		100,654
Financials Total		320,678
Health Care – 13.0%
Biotechnology – 7.8%
Celgene Corp. (a)	1,297	58,015
Genzyme Corp. (a)	1,185	72,202
Gilead Sciences, Inc. (a)	2,907	130,233
Biotechnology Total		260,450
Life Sciences Tools & Services – 3.0%
Lonza Group AG, Registered Shares	1,034	99,436
Life Sciences Tools & Services Total		99,436
Pharmaceuticals – 2.2%
Perrigo Co.	94	1,888
Roche Holding AG, Genusschein Shares	607	69,010
Pharmaceuticals Total		70,898
Health Care Total		430,784
Industrials – 15.4%
Aerospace & Defense – 0.9%
Raytheon Co.	742	29,658
Aerospace & Defense Total		29,658
Construction & Engineering – 1.3%
Aecom Technology Corp. (a)	1,806	44,301
Construction & Engineering Total		44,301
Electrical Equipment – 8.6%
ABB Ltd., Registered Shares	5,002	61,100
Energy Conversion Devices, Inc. (a)	1,103	24,189
Gamesa Corp., Tecnologica SA	3,818	51,162
Vestas Wind Systems A/S (a)	3,400	149,845
Electrical Equipment Total		286,296
Marine – 0.5%
Kuehne & Nagel International AG	338	16,324
Marine Total		16,324

See Accompanying Notes to Financial Statements.

Columbia Marsico Global Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Road & Rail – 4.1%
All America Latina Logistica SA	8,099	27,669
Canadian National Railway Co.	3,309	107,013
Road & Rail Total		134,682
Industrials Total		511,261
Information Technology – 17.3%
Communications Equipment – 2.2%
QUALCOMM, Inc.	2,204	73,680
Communications Equipment Total		73,680
Computers & Peripherals – 2.0%
Apple, Inc. (a)	768	68,590
Computers & Peripherals Total		68,590
Internet Software & Services – 2.5%
Google, Inc., Class A (a)	247	83,484
Internet Software & Services Total		83,484
IT Services – 7.8%
MasterCard, Inc., Class A	1,380	218,081
Visa, Inc., Class A	715	40,548
IT Services Total		258,629
Software – 2.8%
Citrix Systems, Inc. (a)	4,466	91,910
Software Total		91,910
Information Technology Total		576,293
Materials – 6.5%
Chemicals – 5.8%
Monsanto Co.	2,137	162,989
Praxair, Inc.	541	30,702
Chemicals Total		193,691
Metals & Mining – 0.7%
BHP Billition PLC	1,512	23,940
Metals & Mining Total		23,940
Materials Total		217,631
Telecommunication Services – 0.5%
Wireless Telecommunication Services – 0.5%
American Tower Corp., Class A (a)	595	17,326
Wireless Telecommunication Services Total		17,326
Telecommunication Services Total		17,326
Total Common Stocks (cost of $3,907,994)		2,947,084

Short-Term Obligation – 25.0%
	Par ($)	Value ($)
Repurchase agreement with State Street Bank & Trust Co., dated 02/27/09, due 03/02/09 at 0.100%, collateralized by a U.S. Government Agency Obligation maturing 09/17/10, market value $852,160 (repurchase proceeds $832,007)	832,000	832,000
Total Short-Term Obligation (cost of $832,000)		832,000
Total Investments – 113.6% (cost of $4,739,994) (b)		3,779,084
Other Assets & Liabilities, Net – (13.6)%		(452,435)
Net Assets – 100.0%		3,326,649

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $5,228,457.

The Fund was invested in the following countries at February 28, 2009:

Country (Unaudited)	Value	% of Total Investments
United States*	$2,569,156	68.0
Switzerland	314,465	8.3
United Kingdom	178,790	4.7
Denmark	149,845	4.0
Brazil	130,159	3.4
Canada	107,013	2.8
Belgium	83,298	2.2
Netherlands	79,788	2.1
Hong Kong	66.613	1.8
Spain	51,162	1.4
China	48,795	1.3
	$3,779,084	100.0

* Includes short-term obligation.
Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Marsico International Opportunities Fund

February 28, 2009

Common Stocks – 94.2%
	Shares	Value ($)
Consumer Discretionary – 8.7%
Automobiles – 2.2%
Bayerische Motoren Werke AG	418,495	10,478,305
Honda Motor Co., Ltd.	562,400	13,772,591
Automobiles Total		24,250,896
Hotels, Restaurants & Leisure – 2.3%
Accor SA	553,132	19,936,058
Las Vegas Sands Corp. (a)	2,157,911	4,920,037
Hotels, Restaurants & Leisure Total		24,856,095
Household Durables – 1.2%
Gafisa SA	2,054,764	8,514,975
Panasonic Corp.	396,000	4,682,453
Household Durables Total		13,197,428
Media – 0.5%
JC Decaux SA	387,808	5,009,849
Media Total		5,009,849
Specialty Retail – 2.1%
Esprit Holdings Ltd.	2,882,500	15,703,636
Hennes & Mauritz AB, Class B	175,505	6,576,396
Specialty Retail Total		22,280,032
Textiles, Apparel & Luxury Goods – 0.4%
Compagnie Financiere Richemont SA	351,629	4,643,901
Textiles, Apparel & Luxury Goods Total		4,643,901
Consumer Discretionary Total		94,238,201
Consumer Staples – 11.6%
Beverages – 4.5%
Anheuser-Busch InBev NV	929,806	25,697,004
Heineken NV	843,027	22,732,260
Beverages Total		48,429,264
Food & Staples Retailing – 3.1%
Tesco PLC	6,920,706	33,012,405
Food & Staples Retailing Total		33,012,405
Food Products – 3.0%
Nestle SA, Registered Shares	982,296	32,193,212
Food Products Total		32,193,212
Household Products – 1.0%
Reckitt Benckiser Group PLC	291,193	11,230,531
Household Products Total		11,230,531
Consumer Staples Total		124,865,412

	Shares	Value ($)
Energy – 10.1%
Energy Equipment & Services – 2.9%
Transocean Ltd. (a)	514,632	30,759,555
Energy Equipment & Services Total		30,759,555
Oil, Gas & Consumable Fuels – 7.2%
BG Group PLC	1,205,167	17,339,440
BP PLC	2,544,723	16,329,865
CNOOC Ltd.	14,391,300	12,618,657
Petroleo Brasileiro SA, ADR	1,148,139	31,837,894
Oil, Gas & Consumable Fuels Total		78,125,856
Energy Total		108,885,411
Financials – 13.8%
Capital Markets – 4.8%
Credit Suisse Group AG, Registered Shares	1,081,730	26,741,575
Daiwa Securities Group, Inc.	2,966,000	10,393,688
Julius Baer Holding AG	633,766	14,757,265
Capital Markets Total		51,892,528
Commercial Banks – 6.8%
BNP Paribas	424,679	13,992,674
ICICI Bank Ltd., ADR	832,937	10,378,395
Industrial & Commercial Bank of China, Class H	20,301,500	8,324,525
Mizuho Financial Group, Inc.	5,545,500	10,682,453
Uniao de Bancos Brasileiros SA, GDR	567,471	29,695,757
Commercial Banks Total		73,073,804
Real Estate Management & Development – 2.2%
CapitaLand Ltd.	3,790,000	4,848,457
Cheung Kong Holdings Ltd.	1,625,000	13,378,840
Sumitomo Realty & Development Co., Ltd.	555,000	5,436,549
Real Estate Management & Development Total		23,663,846
Financials Total		148,630,178
Health Care – 13.1%
Biotechnology – 3.9%
Actelion Ltd., Registered Shares (a)	223,170	10,568,550
CSL Ltd.	1,366,107	32,024,603
Biotechnology Total		42,593,153

See Accompanying Notes to Financial Statements.

Columbia Marsico International Opportunities Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Life Sciences Tools & Services – 3.1%
Lonza Group AG, Registered Shares	347,971	33,463,040
Life Sciences Tools & Services Total		33,463,040
Pharmaceuticals – 6.1%
Roche Holding AG, Genusschein Shares	196,644	22,356,415
Teva Pharmaceutical Industries Ltd., ADR	978,868	43,637,935
Pharmaceuticals Total		65,994,350
Health Care Total		142,050,543
Industrials – 11.6%
Airlines – 0.5%
Singapore Airlines Ltd.	898,000	5,906,406
Airlines Total		5,906,406
Building Products – 1.0%
Daikin Industries Ltd.	461,424	10,259,645
Building Products Total		10,259,645
Electrical Equipment – 8.1%
ABB Ltd., Registered Shares	1,043,254	12,743,599
Alstom	344,833	16,515,983
Gamesa Corp., Tecnologica SA	1,662,267	22,274,575
Vestas Wind Systems A/S (a)	808,546	35,634,222
Electrical Equipment Total		87,168,379
Trading Companies & Distributors – 2.0%
Marubeni Corp.	6,834,000	21,707,465
Trading Companies & Distributors Total		21,707,465
Industrials Total		125,041,895
Information Technology – 9.2%
Electronic Equipment, Instruments & Components – 1.9%
HON HAI Precision Industry Co., Ltd.	10,271,600	20,495,270
Electronic Equipment, Instruments & Components Total		20,495,270
Semiconductors & Semiconductor Equipment – 4.0%
ASML Holding NV	559,193	8,655,877
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	4,578,756	34,523,820
Semiconductors & Semiconductor Equipment Total		43,179,697

	Shares	Value ($)
Software – 3.3%
Nintendo Co., Ltd.	121,664	35,516,239
Software Total		35,516,239
Information Technology Total		99,191,206
Materials – 8.4%
Chemicals – 4.6%
Linde AG	414,680	26,800,727
Potash Corp. of Saskatchewan, Inc.	265,488	22,293,027
Chemicals Total		49,093,754
Construction Materials – 2.3%
Cemex SA de CV, ADR, COP (a)	4,605,172	24,821,877
Construction Materials Total		24,821,877
Metals & Mining – 1.5%
Cia Vale do Rio Doce, ADR	384,900	4,961,361
Rio Tinto PLC	452,675	11,671,374
Metals & Mining Total		16,632,735
Materials Total		90,548,366
Telecommunication Services – 7.7%
Diversified Telecommunication Services – 2.3%
Telefonica SA	1,336,678	24,927,179
Diversified Telecommunication Services Total		24,927,179
Wireless Telecommunication Services – 5.4%
Rogers Communications, Inc., Class B	1,419,890	33,393,420
Vodafone Group PLC	13,648,161	24,462,466
Wireless Telecommunication Services Total		57,855,886
Telecommunication Services Total		82,783,065
Total Common Stocks (cost of $1,444,119,597)		1,016,234,277

See Accompanying Notes to Financial Statements.

Columbia Marsico International Opportunities Fund

February 28, 2009

Rights – 0.1%
	Units	Value ($)
Financials – 0.1%
Real Estate Management & Development – 0.1%
CapitaLand Ltd. Expiring 03/12/09 (a)	1,895,000	746,858
Real Estate Management & Development Total		746,858
Industrials Total		746,858
Total Rights (cost of $1,250,377)		746,858
Short-Term Obligation – 3.9%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/27/09, due 03/02/09 at 0.210%, collateralized by a U.S. Government Agency Obligation maturing 01/07/14, market value $43,263,106 (repurchase proceeds $42,412,742)	42,412,000	42,412,000
Total Short-Term Obligation (cost of $42,412,000)		42,412,000
Total Investments – 98.2% (cost of $1,487,781,974) (b)		1,059,393,135
Other Assets & Liabilities, Net – 1.8%		19,227,943
Net Assets – 100.0%		1,078,621,078

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,593,113,459.

The Fund was invested in the following countries at February 28, 2009:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
United States*	$280,241,659	26.5
Switzerland	157,467,557	14.9
United Kingdom	114,046,082	10.8
Japan	112,451,083	10.6
France	55,454,563	5.2
Hong Kong	50,025,658	4.7
Spain	47,201,753	4.5
Germany	37,279,031	3.5
Denmark	35,634,222	3.4
Canada	33,393,420	3.1
Australia	32,024,603	3.0
Netherlands	31,388,137	3.0
Belgium	25,697,004	2.4
Taiwan	20,495,270	1.9
Singapore	11,501,722	1.1
Brazil	8,514,975	0.8
Sweden	6,576,396	0.6
	$1,059,393,135	100.0

* Includes short-term obligation.
Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

COP	Certificates of Participation

GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Multi-Advisor International Equity Fund

February 28, 2009

Common Stocks – 94.1%
	Shares	Value ($)
Consumer Discretionary – 11.3%
Automobiles – 3.4%
Bayerische Motoren Werke AG	237,473	5,945,864
Honda Motor Co., Ltd.	1,077,900	26,396,650
Yamaha Motor Co., Ltd.	909,300	7,891,563
Automobiles Total		40,234,077
Hotels, Restaurants & Leisure – 2.1%
Accor SA	300,424	10,827,922
Las Vegas Sands Corp. (a)	1,184,911	2,701,597
OPAP SA	442,886	11,431,504
Hotels, Restaurants & Leisure Total		24,961,023
Household Durables – 0.8%
Gafisa SA	1,116,031	4,624,851
Haseko Corp.	8,320,500	2,898,683
Panasonic Corp.	189,000	2,234,807
Household Durables Total		9,758,341
Leisure Equipment & Products – 1.0%
Sankyo Co., Ltd.	253,300	11,523,664
Leisure Equipment & Products Total		11,523,664
Media – 1.1%
JC Decaux SA	215,372	2,782,256
Reed Elsevier NV	836,903	9,404,561
Media Total		12,186,817
Specialty Retail – 1.1%
Esprit Holdings Ltd.	1,635,600	8,910,622
Hennes & Mauritz AB, Class B	95,322	3,571,836
Specialty Retail Total		12,482,458
Textiles, Apparel & Luxury Goods – 1.8%
Compagnie Financiere Richemont SA	860,583	11,365,566
Yue Yuen Industrial Holdings Ltd.	2,892,333	5,415,257
Yue Yuen Industrial Holdings Ltd. (b)	2,341,000	4,383,008
Textiles, Apparel & Luxury Goods Total		21,163,831
Consumer Discretionary Total		132,310,211
Consumer Staples – 7.2%
Beverages – 2.5%
Anheuser-Busch InBev NV	521,582	14,414,937
C&C Group PLC	2,224,771	2,623,022
Heineken NV	472,903	12,751,850
Beverages Total		29,789,809

	Shares	Value ($)
Food & Staples Retailing – 1.6%
Tesco PLC	3,903,881	18,621,872
Food & Staples Retailing Total		18,621,872
Food Products – 1.5%
Nestle SA, Registered Shares	542,967	17,794,892
Food Products Total		17,794,892
Household Products – 0.6%
Reckitt Benckiser Group PLC	164,054	6,327,122
Household Products Total		6,327,122
Tobacco – 1.0%
British American Tobacco PLC	472,259	12,149,268
Tobacco Total		12,149,268
Consumer Staples Total		84,682,963
Energy – 9.3%
Energy Equipment & Services – 4.2%
Aker Kvaerner ASA	1,594,951	8,623,565
Precision Drilling Trust	1,667,245	4,835,823
Technip SA	596,193	19,590,951
Transocean Ltd. (a)	283,109	16,921,425
Energy Equipment & Services Total		49,971,764
Oil, Gas & Consumable Fuels – 5.1%
BG Group PLC	668,202	9,613,812
BP PLC	1,408,003	9,035,364
CNOOC Ltd.	7,724,089	6,772,677
Petroleo Brasileiro SA, ADR	634,001	17,580,848
Royal Dutch Shell PLC, Class A	161,743	3,565,814
Royal Dutch Shell PLC, Class B	617,536	13,119,520
Oil, Gas & Consumable Fuels Total		59,688,035
Energy Total		109,659,799
Financials – 14.3%
Capital Markets – 3.4%
Credit Suisse Group AG, Registered Shares	814,530	20,136,092
Daiwa Securities Group, Inc.	1,664,000	5,831,118
Julius Baer Holding AG	351,967	8,195,565
UBS AG, Registered Shares (a)	542,592	5,129,775
Capital Markets Total		39,292,550
Commercial Banks – 5.5%
BNP Paribas	387,729	12,775,215
HSBC Holdings PLC	998,708	7,333,925
ICICI Bank Ltd., ADR	472,646	5,889,169

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Industrial & Commercial Bank of China, Class H	11,222,000	4,601,523
Mitsubishi UFJ Financial Group, Inc.	2,319,500	10,790,030
Mizuho Financial Group, Inc.	3,116,100	6,002,631
Unibanco - Uniao de Bancos Brasileiros SA, SDR	320,860	16,790,604
Commercial Banks Total		64,183,097
Diversified Financial Services – 0.3%
ING Groep NV	860,395	3,998,748
Diversified Financial Services Total		3,998,748
Insurance – 4.0%
Aviva PLC	1,863,898	7,711,551
AXA SA	682,837	6,351,396
Manulife Financial Corp.	804,008	8,152,573
Manulife Financial Corp. (c)	64,526	654,288
Sony Financial Holdings, Inc.	5,042	13,199,765
Sony Financial Holdings, Inc. (b)	390	1,021,005
Zurich Financial Services AG, Registered Shares	72,412	10,324,676
Insurance Total		47,415,254
Real Estate Management & Development – 1.1%
CapitaLand Ltd.	2,127,000	2,721,021
Cheung Kong Holdings Ltd.	873,000	7,187,524
Sumitomo Realty & Development Co., Ltd.	308,000	3,017,040
Real Estate Management & Development Total		12,925,585
Financials Total		167,815,234
Health Care – 9.0%
Biotechnology – 2.0%
Actelion Ltd., Registered Shares (a)	124,190	5,881,204
CSL Ltd.	775,189	18,172,163
Biotechnology Total		24,053,367
Life Sciences Tools & Services – 1.6%
Lonza Group AG, Registered Shares	191,605	18,425,920
Life Sciences Tools & Services Total		18,425,920
Pharmaceuticals – 5.4%
Bayer AG	188,613	9,105,467
Novartis AG, Registered Shares	181,116	6,607,711
Roche Holding AG, Genusschein Shares	111,780	12,708,245
Sanofi-Aventis SA	143,748	7,456,208

	Shares	Value ($)
Sanofi-Aventis SA (b)	50,150	2,601,280
Teva Pharmaceutical Industries Ltd., ADR	556,428	24,805,560
Pharmaceuticals Total		63,284,471
Health Care Total		105,763,758
Industrials – 15.3%
Aerospace & Defense – 1.1%
BAE Systems PLC	2,547,893	13,550,702
Aerospace & Defense Total		13,550,702
Air Freight & Logistics – 1.5%
Deutsche Post AG, Registered Shares	631,195	6,113,509
TNT NV	772,545	11,258,134
Air Freight & Logistics Total		17,371,643
Airlines – 0.9%
Singapore Airlines Ltd.	1,581,000	10,398,695
Airlines Total		10,398,695
Building Products – 0.5%
Daikin Industries Ltd.	253,888	5,645,135
Building Products Total		5,645,135
Construction & Engineering – 1.5%
Vinci SA	532,093	17,366,572
Construction & Engineering Total		17,366,572
Electrical Equipment – 4.1%
ABB Ltd., Registered Shares	566,625	6,921,461
Alstom	187,290	8,970,367
Gamesa Corp., Tecnologica SA	922,031	12,355,324
Vestas Wind Systems A/S (a)	456,847	20,134,151
Electrical Equipment Total		48,381,303
Industrial Conglomerates – 2.1%
Koninklijke Philips Electronics NV	480,736	7,761,385
Siemens AG, Registered Shares	339,540	17,360,124
Industrial Conglomerates Total		25,121,509
Machinery – 2.4%
Fanuc Ltd.	234,900	15,644,756
Hyundai Heavy Industries	109,243	12,645,103
Machinery Total		28,289,859
Marine – 0.2%
Stolt-Nielsen SA	317,364	1,968,793
Marine Total		1,968,793

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Professional Services – 0.1%
Michael Page International PLC	399,154	1,232,858
Professional Services Total		1,232,858
Trading Companies & Distributors – 0.9%
Marubeni Corp.	3,448,000	10,952,200
Trading Companies & Distributors Total		10,952,200
Industrials Total		180,279,269
Information Technology – 7.2%
Electronic Equipment, Instruments & Components – 0.9%
HON HAI Precision Industry Co., Ltd.	5,484,250	10,942,909
Electronic Equipment, Instruments & Components Total		10,942,909
Semiconductors & Semiconductor Equipment – 4.6%
ASML Holding NV	1,103,459	17,080,694
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,538,679	19,141,640
Tokyo Electron Ltd.	510,900	17,484,564
Semiconductors & Semiconductor Equipment Total		53,706,898
Software – 1.7%
Nintendo Co., Ltd.	66,700	19,471,110
Software Total		19,471,110
Information Technology Total		84,120,917
Materials – 10.0%
Chemicals – 6.5%
Akzo Nobel NV	502,954	17,811,914
Linde AG	417,474	26,981,303
Mitsubishi Gas Chemical Co., Inc.	2,482,000	9,892,904
Potash Corp. of Saskatchewan, Inc.	149,851	12,582,988
Shin-Etsu Chemical Co., Ltd.	209,300	9,457,585
Chemicals Total		76,726,694
Construction Materials – 1.8%
Cemex SA de CV, ADR, COP (a)	2,617,766	14,109,759
CRH PLC	361,920	7,455,892
Construction Materials Total		21,565,651

	Shares	Value ($)
Metals & Mining – 1.7%
Cia Vale do Rio Doce, ADR	213,100	2,746,859
Rio Tinto PLC	648,272	16,714,475
Metals & Mining Total		19,461,334
Materials Total		117,753,679
Telecommunication Services – 8.7%
Diversified Telecommunication Services – 4.8%
France Telecom	388,964	8,782,274
France Telecom SA (b)	290,760	6,564,962
Telefonica SA	1,684,368	31,411,111
TELUS Corp.	379,339	9,487,948
Diversified Telecommunication Services Total		56,246,295
Wireless Telecommunication Services – 3.9%
Rogers Communications, Inc., Class B	804,138	18,911,971
Vodafone Group PLC	14,850,542	26,617,570
Wireless Telecommunication Services Total		45,529,541
Telecommunication Services Total		101,775,836
Utilities – 1.8%
Electric Utilities – 1.8%
E.ON AG	583,638	15,101,504
Electricite de France	151,147	5,922,870
Electric Utilities Total		21,024,374
Utilities Total		21,024,374
Total Common Stocks (cost of $1,613,090,866)		1,105,186,040
Rights – 0.0%	Units
Financials – 0.0%
Real Estate Management & Development – 0.0%
CapitaLand Ltd. Expiring 03/12/09 (a)	1,063,500	419,147
Real Estate Management & Development Total		419,147
Financials Total		419,147
Total Rights (cost of $699,453)		419,147

See Accompanying Notes to Financial Statements.

Columbia Multi-Advisor International Equity Fund

February 28, 2009

Short-Term Obligation – 5.0%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/27/09, due 03/02/09 at 0.210%, collateralized by a U.S. Government Agency Obligation maturing 10/05/11, market value $60,241,425 (repurchase proceeds $59,054,033)	59,053,000	59,053,000
Total Short-Term Obligation (cost of $59,053,000)		59,053,000
Total Investments – 99.1% (cost of $1,672,843,319) (d)		1,164,658,187
Other Assets & Liabilities, Net – 0.9%		10,433,577
Net Assets – 100.0%		1,175,091,764

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally on foreign exchanges or to qualified institutional buyers. As of February 28, 2009, these securities, which are not illiquid, amounted to $14,570,255 which represents 1.2% of net assets.

(c)  Security exempt from registration pursuant to Regulation D under the Securities Act of 1933. As of February 28, 2009, this security amounted to $654,288, which represents 0.1% of net assets.

(d)  Cost for federal income tax purposes is $1,756,208,821.

The Fund was invested in the following countries at February 28, 2009:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
Japan	$179,355,211	15.4
United Kingdom	145,593,852	12.5
Switzerland	140,412,531	12.1
France	109,992,273	9.4
Germany	80,607,771	6.9
Netherlands	80,067,286	6.9
United States*	61,754,597	5.3
Canada	54,625,591	4.7
Spain	43,766,435	3.8
Brazil	41,743,161	3.6
Hong Kong	32,669,089	2.8
Taiwan	30,084,549	2.6
Israel	24,805,560	2.1
Denmark	20,134,151	1.7
Australia	18,172,163	1.5
Belgium	14,414,937	1.2
Mexico	14,109,759	1.2
Singapore	13,538,863	1.2
South Korea	12,645,103	1.1
Greece	11,431,504	1.0
Ireland	10,078,914	0.9
Norway	8,623,565	0.7
India	5,889,169	0.5
China	4,601,523	0.4
Sweden	3,571,837	0.3
Luxembourg	1,968,793	0.2
	$1,164,658,187	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

COP	Certificates of Participation

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – International/Global Stock Funds
February 28, 2009

	($)	($)	($)	($)	($)
	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Assets
Unaffiliated investments, at identified cost	135,413,646	—	3,907,994	1,445,369,974	1,613,790,319
Affiliated investments, at identified cost	8,447,887	—	—	—	—
Repurchase agreement	—	—	832,000	42,412,000	59,053,000
Investment in Columbia International Value Master Portfolio, at identified cost	—	2,134,723,538	—	—	—
Total investments, at identified cost	143,861,533	2,134,723,538	4,739,994	1,487,781,974	1,672,843,319
Unaffiliated investments, at value	64,445,217	—	2,947,084	1,016,981,135	1,105,605,187
Affiliated investments, at value	282,520	—	—	—	—
Repurchase agreement	—	—	832,000	42,412,000	59,053,000
Investment in Columbia International Value Master Portfolio, at value	—	1,154,902,526	—	—	—
Total investments, at value	64,727,737	1,154,902,526	3,779,084	1,059,393,135	1,164,658,187
Cash	—	—	937	551	1,433
Foreign currency (cost of $15,784, $—, $—, $2,865,773 and $1,183,433, respectively)	15,757	—	—	2,750,606	1,154,992
Receivable for:
Investments sold	1,067,035	—	51,807	21,160,547	10,048,134
Fund shares sold	2,456	1,100,345	—	1,815,264	6,110,970
Dividends	371,646	—	7,546	1,890,201	2,464,671
Interest	6,356	—	5	495	689
Foreign tax reclaims	148,790	—	1,545	2,229,937	1,600,260
Other assets	1,694	—	57	28,269	23,404
Total Assets	66,341,471	1,156,002,871	3,840,981	1,089,269,005	1,186,062,740
Liabilities
Payable to custodian bank	238,801	—	—	—	—
Expense reimbursement due to investment advisor	—	—	208,595	—	—
Payable for:
Investments purchased	—	—	162,948	3,269,678	4,730,957
Fund shares repurchased	424,865	1,580,165	20,843	4,538,810	4,671,778
Investment advisory fee	61,979	—	2,202	779,784	657,714
Administration fee	7,423	160,412	—	189,215	158,937
Transfer agent fee	21,740	325,850	10,877	674,446	378,300
Trustees' fees	35,761	21,696	2,541	38,325	73,016
Audit fee	46,521	18,060	33,883	37,433	35,414
Legal fee	9,319	5,135	6,716	11,542	10,297
Pricing and bookkeeping fees	5,779	3,167	1,447	13,422	13,773
Custody fee	7,196	559	3,400	140,204	142,388
Distribution and service fees	32,458	113,520	1,237	87,848	5,586
Reports to shareholders	16,656	62,280	22,327	124,029	89,739
Chief compliance officer expenses	107	216	99	342	309
Other liabilities	4,195	899	37,217	742,849	2,768
Total Liabilities	912,800	2,291,959	514,332	10,647,927	10,970,976
Net Assets	65,428,671	1,153,710,912	3,326,649	1,078,621,078	1,175,091,764
Net Assets Consist of
Paid-in capital	176,348,200	2,166,357,458	6,395,401	2,309,384,023	2,198,420,153
Undistributed (Overdistributed) net investment income	3,424,873	(418,865)	—	26,783,663	29,410,962
Accumulated net investment loss	—	—	(86)	—	—
Accumulated net realized loss	(35,214,738)	(32,406,669)	(2,107,648)	(828,763,722)	(544,286,634)
Unrealized appreciation (depreciation) on:
Investments	(79,133,796)	(979,821,012)	(960,910)	(428,388,839)	(508,185,132)
Foreign currency translations	4,132	—	(108)	(394,047)	(267,585)
Net Assets	65,428,671	1,153,710,912	3,326,649	1,078,621,078	1,175,091,764

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – International/Global Stock Funds
February 28, 2009 (continued)

	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Class A
Net assets	$16,031,143	$241,096,509	$1,112,525	$198,011,596	$16,935,833
Shares outstanding	3,869,460	25,641,482	223,460	29,299,822	2,277,039
Net asset value per share (a)(b)	$4.14	$9.40	$4.98	$6.76	$7.44
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (c)	$4.39	$9.97	$5.28	$7.17	$7.89
Class B
Net assets	$7,407,568	$18,742,597	—	$15,281,222	$1,097,815
Shares outstanding	1,862,515	2,061,319	—	2,395,011	161,079
Net asset value and offering price per share (a)(b)	$3.98	$9.09	—	$6.38	$6.82
Class C
Net assets	$21,374,684	$49,749,947	$886,353	$38,667,621	$1,348,532
Shares outstanding	5,374,119	5,479,374	179,169	6,055,185	200,292
Net asset value and offering price per share (a)(b)	$3.98	$9.08	$4.95	$6.39	$6.73
Class R
Net assets	—	—	$621,127	$2,592,386	$111,648
Shares outstanding	—	—	125,032	384,958	15,012
Net asset value and offering price per share (b)	—	—	$4.97	$6.73	$7.44
Class Z
Net assets	$20,615,276	$844,121,859	$706,644	$824,068,253	$1,155,597,936
Shares outstanding	4,930,545	88,976,235	141,647	119,927,087	153,625,068
Net asset value and offering price per share (b)	$4.18	$9.49	$4.99	$6.87	$7.52

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  Redemption price per share is equal to net asset value less any applicable redemption fees.

(c)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statements of Operations – International/Global Stock Funds
For the Year Ended February 28, 2009

	($)	($)	($)	($)	($)
	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund (a)	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Investment Income
Dividends	6,513,694	—	61,092	66,162,655	72,491,619
Dividends from affiliates	68,663	—	—	—	—
Interest	40,657	—	5,750	2,538,684	1,785,063
Securities lending	364,458	—	—	—	—
Foreign taxes withheld	(473,218)	—	(2,209)	(6,007,443)	(6,858,349)
Allocated from Master Portfolio:
Dividends	—	103,219,011	—	—	—
Interest	—	196,167	—	—	—
Securities lending	—	7,053,177	—	—	—
Foreign taxes withheld	—	(14,615,374)	—	—	—
Expenses (b)	—	(18,241,143)	—	—	—
Total Income	6,514,254	77,611,838	64,633	62,693,896	67,418,333
Expenses
Investment advisory fee	1,445,555	—	30,317	19,536,182	12,759,354
Administration fee	211,052	3,627,490	—	5,232,450	3,345,352
Distribution fee:
Class B	118,682	315,168	—	238,006	17,247
Class C	370,937	703,872	7,006	613,481	20,920
Class R	—	—	3,997	16,978	818
Service fee:
Class A	142,661	1,424,337	2,894	1,156,404	80,055
Class B	39,559	105,127	—	79,335	5,758
Class C	123,651	234,813	2,335	204,494	6,974
Transfer agent fee	236,745	2,229,374	11,896	4,261,182	3,134,146
Pricing and bookkeeping fees	72,500	38,000	16,411	150,412	153,963
Trustees' fees	(6,327)	(2,911)	14,943	(9,365)	10,901
Custody fee	44,560	3,642	16,938	972,584	896,336
Registration fees	20,232	42,921	92,930	104,640	48,725
Audit fee	56,029	26,605	41,430	48,999	55,063
Legal fees	60,262	31,730	33,582	34,408	59,414
Reports to shareholders	55,432	191,353	53,970	444,470	281,319
Chief compliance officer expenses	640	1,329	546	1,645	1,460
Other expenses	8,956	15,692	10,573	79,422	67,642
Expenses before interest expense	3,001,126	8,988,542	339,768	33,165,727	20,945,447
Interest expense	4,371	—	—	—	—
Interest expense allocated from Master Portfolio	—	46,796	—	—	—
Total Expenses	3,005,497	9,035,338	339,768	33,165,727	20,945,447
Fees waived by transfer agent	(48,202)	—	—	—	—
Fees waived or expenses reimbursed by investment advisor	—	—	(272,206)	—	—
Expense reductions	(300)	(1,262)	(205)	(1,518)	(2,270)
Net Expenses	2,956,995	9,034,076	67,357	33,164,209	20,943,177
Net Investment Income (Loss)	3,557,259	68,577,762	(2,724)	29,529,687	46,475,156

(a)  The Fund commenced operations on April 30, 2008. Amounts shown reflect activity for the period April 30, 2008 through February 28, 2009.

(b)  Expenses allocated from Master Portfolio include the Fund's pro-rata portion of the Master Portfolio's investment advisory, administration, pricing and bookkeeping, Trustees' fees and other expenses.

See Accompanying Notes to Financial Statements.

Statements of Operations – International/Global Stock Funds
For the Year Ended February 28, 2009 (continued)

	($)	($)	($)	($)	($)
	Columbia Global Value Fund	Columbia International Value Fund	Columbia Marsico Global Fund (a)	Columbia Marsico International Opportunities Fund	Columbia Multi-Advisor International Equity Fund
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(35,214,738)	—	(2,107,648)	(807,383,069)	(530,521,612)
Foreign currency transactions	(52,294)	—	(2,574)	(2,082,850)	(1,453,592)
Allocated from Master Portfolio:
Investments	—	1,681,019	—	—	—
Foreign currency transactions	—	(1,068,878)	—	—	—
Net realized gain (loss)	(35,267,032)	612,141	(2,110,222)	(809,465,919)	(531,975,204)
Net change in unrealized appreciation (depreciation) on:
Investments	(61,324,339)	—	(960,910)	(902,126,387)	(857,536,605)
Foreign currency translations	(25,068)	—	(108)	(985,055)	(563,225)
Allocated from Master Portfolio:
Investments	—	(1,063,640,866)	—	—	—
Foreign currency translations	—	(2,046)	—	—	—
Net change in unrealized appreciation (depreciation)	(61,349,407)	(1,063,642,912)	(961,018)	(903,111,442)	(858,099,830)
Net Loss	(96,616,439)	(1,063,030,771)	(3,071,240)	(1,712,577,361)	(1,390,075,034)
Net Decrease Resulting from Operations	(93,059,180)	(994,453,009)	(3,073,964)	(1,683,047,674)	(1,343,599,878)

See Accompanying Notes to Financial Statements.

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Statements of Changes in Net Assets – International/Global Stock Funds

Increase (Decrease) in Net Assets	Columbia Global Value Fund		Columbia International Value Fund
	Year Ended February 28, 2009 ($)	Year Ended February 29, 2008 ($)	Year Ended February 28, 2009 ($)		Period April 1, 2007 Through February 29, 2008 ($)(a)		Year Ended March 31, 2007 ($)
Operations
Net investment income (loss)	3,557,259	4,494,028	68,577,762	(c)	98,584,032	(c)	49,800,001 (c)
Net realized gain (loss) on investments and foreign currency transactions	(35,267,032)	76,289,565	612,141	(c)	699,612,547	(c)	527,564,282 (c)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(61,349,407)	(109,491,579)	(1,063,642,912	)(c)	(1,006,343,991	)(c)	153,551,812 (c)
Net increase (decrease) resulting from operations	(93,059,180)	(28,707,986)	(994,453,009)		(208,147,412)		730,916,095
Distributions to Shareholders
From net investment income:
Class A	—	(1,567,658)	(15,716,871)		(27,918,974)		(14,062,577)
Class B	—	(249,270)	(961,592)		(1,850,854)		(831,862)
Class C	—	(780,753)	(2,426,795)		(3,327,093)		(1,277,433)
Class R	—	—	—		—		—
Class Z	(167,262)	(1,934,018)	(48,475,840)		(67,852,888)		(38,271,216)
From net realized gains:
Class A	(6,633,069)	(23,179,285)	(70,649,622)		(208,438,120)		(133,186,314)
Class B	(1,846,971)	(6,609,269)	(4,728,265)		(18,635,133)		(14,213,607)
Class C	(5,823,816)	(20,675,384)	(10,603,426)		(31,809,203)		(21,458,685)
Class R	—	—	—		—		—
Class Z	(4,631,685)	(23,227,721)	(153,916,735)		(482,123,535)		(327,372,752)
From return of capital:
Class A	—	—	(287,483)		—		—
Class B	—	—	(21,779)		—		—
Class C	—	—	(46,825)		—		—
Class Z	—	—	(732,864)		—		—
Total distributions to shareholders	(19,102,803)	(78,223,358)	(308,568,097)		(841,955,800)		(550,674,446)
Net Capital Stock Transactions	(69,889,382)	(7,040,838)	(491,788,857)		(8,396,283)		(52,838,946)
Redemption Fees	1,213	2,569	46,200		46,621		23,212
Net increase (decrease) in net assets	(182,050,152)	(113,969,613)	(1,794,763,763)		(1,058,452,874)		127,425,915
Net Assets
Beginning of period	247,478,823	361,448,436	2,948,474,675		4,006,927,549		3,879,501,634
End of period	65,428,671	247,478,823	1,153,710,912		2,948,474,675		4,006,927,549
Undistributed (Overdistributed) net investment income, at end of period	3,424,873	136,018	(418,865)		(639,760)		(868,572)
Accumulated net investment loss, at end of period	—	—	—		—		—

(a)  The Fund changed its fiscal year end from March 31 to February 29.

(b)  The Fund commenced operations on April 30, 2008.

(c)  Allocated from Master Portfolio.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Marsico Global Fund	Columbia Marsico International Opportunities Fund		Columbia Multi-Advisor International Equity Fund
	Period Ended February 28, 2009 ($)(b)	Year Ended February 28, 2009 ($)	Year Ended February 29, 2008 ($)	Year Ended February 28, 2009 ($)	Year Ended February 29, 2008 ($)
Operations
Net investment income (loss)	(2,724)	29,529,687	36,955,043	46,475,156	47,405,791
Net realized gain (loss) on investments and foreign currency transactions	(2,110,222)	(809,465,919)	307,575,410	(531,975,204)	250,994,849
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(961,018)	(903,111,442)	(25,235,273)	(858,099,830)	(161,536,794)
Net increase (decrease) resulting from operations	(3,073,964)	(1,683,047,674)	319,295,180	(1,343,599,878)	136,863,846
Distributions to Shareholders
From net investment income:
Class A	—	—	(6,000,204)	(158,648)	(686,104)
Class B	—	—	(182,059)	—	(37,636)
Class C	—	—	(427,958)	—	(39,622)
Class R	—	—	(28,304)	(528)	(2,602)
Class Z	—	—	(31,597,573)	(16,730,152)	(46,387,190)
From net realized gains:
Class A	—	(5,202,687)	(63,183,126)	(512,920)	(5,210,962)
Class B	—	(370,849)	(5,237,440)	(40,298)	(506,006)
Class C	—	(963,694)	(12,094,981)	(50,546)	(509,045)
Class R	—	(34,263)	(362,700)	(2,479)	(16,475)
Class Z	—	(20,805,912)	(282,135,527)	(31,250,024)	(303,780,102)
From return of capital:
Class A	—	—	—	—	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—
Class Z	—	—	—	—	—
Total distributions to shareholders	—	(27,377,405)	(401,249,872)	(48,745,595)	(357,175,744)
Net Capital Stock Transactions	6,400,396	(459,278,854)	425,971,698	(31,050,681)	414,955,380
Redemption Fees	217	235,668	171,065	166,089	100,210
Net increase (decrease) in net assets	3,326,649	(2,169,468,265)	344,188,071	(1,423,230,065)	194,743,692
Net Assets
Beginning of period	—	3,248,089,343	2,903,901,272	2,598,321,829	2,403,578,137
End of period	3,326,649	1,078,621,078	3,248,089,343	1,175,091,764	2,598,321,829
Undistributed (Overdistributed) net investment income, at end of period	—	26,783,663	(243,027)	29,410,962	1,525,298
Accumulated net investment loss, at end of period	(86)	—	—	—	—

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Global Value Fund
	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	865,805	6,593,927	1,068,641	12,280,663
Distributions reinvested	517,133	4,219,803	1,409,664	15,698,266
Redemptions	(6,655,682)	(40,173,276)	(1,839,496)	(22,637,914)
Net increase (decrease)	(5,272,744)	(29,359,546)	638,809	5,341,015
Class B
Subscriptions	42,932	335,049	122,757	1,334,049
Distributions reinvested	177,419	1,396,290	469,136	5,100,186
Redemptions	(893,872)	(5,834,103)	(542,419)	(6,566,242)
Net increase (decrease)	(673,521)	(4,102,764)	49,474	(132,007)
Class C
Subscriptions	215,776	1,698,276	608,059	6,607,458
Distributions reinvested	492,408	3,875,249	1,269,712	13,771,241
Redemptions	(3,337,025)	(21,170,736)	(1,299,441)	(14,921,991)
Net increase (decrease)	(2,628,841)	(15,597,211)	578,330	5,456,708
Class Z
Subscriptions	1,946,837	8,797,728	174,778	2,476,861
Distributions reinvested	141,253	1,159,690	523,401	5,903,524
Redemptions	(4,269,948)	(30,787,279)	(2,240,452)	(26,086,939)
Net decrease	(2,181,858)	(20,829,861)	(1,542,273)	(17,706,554)

(a)  The Fund changed its fiscal year end from March 31 to February 29.

See Accompanying Notes to Financial Statements.

	Columbia International Value Fund
	Year Ended February 28, 2009		Period April 1, 2007 through February 29, 2008 (a)		Year Ended March 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	5,188,262	80,701,279	6,963,850	167,927,752	8,880,356	221,294,787
Distributions reinvested	4,682,704	72,546,804	9,033,316	200,011,381	5,124,801	122,140,018
Redemptions	(30,092,388)	(455,400,344)	(11,402,581)	(269,881,480)	(13,194,201)	(330,986,223)
Net increase (decrease)	(20,221,422)	(302,152,261)	4,594,585	98,057,653	810,956	12,448,582
Class B
Subscriptions	45,185	681,538	109,653	2,387,237	78,369	1,825,379
Distributions reinvested	314,164	4,676,823	769,033	16,698,978	527,817	12,265,228
Redemptions	(1,870,593)	(28,024,189)	(1,659,578)	(38,345,749)	(935,890)	(22,742,025)
Net increase (decrease)	(1,511,244)	(22,665,828)	(780,892)	(19,259,534)	(329,704)	(8,651,418)
Class C
Subscriptions	242,479	3,574,333	468,652	10,111,547	309,929	7,245,205
Distributions reinvested	597,194	8,774,413	1,073,059	23,122,601	659,733	15,324,874
Redemptions	(2,276,085)	(31,995,645)	(1,346,352)	(31,293,914)	(1,135,070)	(27,767,999)
Net increase (decrease)	(1,436,412)	(19,646,899)	195,359	1,940,234	(165,408)	(5,197,920)
Class Z
Subscriptions	23,409,638	347,508,796	3,639,693	86,356,426	1,879,407	46,956,866
Distributions reinvested	8,033,128	120,862,229	13,242,447	296,255,061	7,900,734	189,194,368
Redemptions	(41,267,291)	(615,694,894)	(19,414,198)	(471,746,123)	(11,511,055)	(287,589,424)
Net decrease	(9,824,525)	(147,323,869)	(2,532,058)	(89,134,636)	(1,730,914)	(51,438,190)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Marsico Global Fund		Columbia Marsico International Opportunities Fund
	Period Ended February 28, 2009 (a)		Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	241,432	2,213,067	13,475,313	159,192,848	15,417,945	245,380,080
Distributions reinvested	—	—	327,476	4,754,957	3,961,661	62,848,181
Redemptions	(17,972)	(115,674)	(25,620,827)	(233,324,059)	(8,697,841)	(136,048,578)
Net increase (decrease)	223,460	2,097,393	(11,818,038)	(69,376,254)	10,681,765	172,179,683
Class B
Subscriptions	—	—	331,625	3,946,145	618,773	9,325,803
Distributions reinvested	—	—	23,218	320,175	303,053	4,580,606
Redemptions	—	—	(1,147,897)	(11,572,046)	(611,315)	(9,240,833)
Net increase (decrease)	—	—	(793,054)	(7,305,726)	310,511	4,665,576
Class C
Subscriptions	191,782	1,718,833	1,236,446	14,495,661	2,443,130	36,990,703
Distributions reinvested	—	—	51,163	705,538	581,617	8,799,576
Redemptions	(12,613)	(88,797)	(3,125,022)	(29,145,367)	(1,211,536)	(18,180,319)
Net increase (decrease)	179,169	1,630,036	(1,837,413)	(13,944,168)	1,813,211	27,609,960
Class R
Subscriptions	125,032	1,250,177	282,635	3,014,362	220,431	3,443,611
Distributions reinvested	—	—	2,314	33,555	24,255	384,691
Redemptions	—	—	(155,739)	(1,676,928)	(126,202)	(2,014,871)
Net increase	125,032	1,250,177	129,210	1,370,989	118,484	1,813,431
Class Z
Subscriptions	141,647	1,422,790	29,968,893	355,905,964	34,078,759	544,925,397
Distributions reinvested	—	—	459,765	6,781,537	5,717,686	91,962,656
Redemptions	—	—	(78,938,540)	(732,711,196)	(25,785,783)	(417,185,005)
Net increase (decrease)	141,647	1,422,790	(48,509,882)	(370,023,695)	14,010,662	219,703,048

(a)  The Fund commenced operations on April 30, 2008.

See Accompanying Notes to Financial Statements.

	Columbia Multi-Advisor International Equity Fund
	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	303,061	4,101,058	279,307	5,013,967
Distributions reinvested	42,175	554,054	274,882	4,766,717
Redemptions	(710,083)	(7,743,019)	(416,613)	(7,445,176)
Net increase (decrease)	(364,847)	(3,087,907)	137,576	2,335,508
Class B
Subscriptions	30,582	351,078	42,538	694,899
Distributions reinvested	2,408	34,273	28,416	454,115
Redemptions	(117,000)	(1,367,398)	(114,525)	(1,882,359)
Net increase (decrease)	(84,010)	(982,047)	(43,571)	(733,345)
Class C
Subscriptions	38,313	416,847	63,769	1,039,478
Distributions reinvested	2,181	30,637	20,804	328,159
Redemptions	(110,481)	(1,137,680)	(38,964)	(628,565)
Net increase (decrease)	(69,987)	(690,196)	45,609	739,072
Class R
Subscriptions	3,071	34,167	10,813	192,947
Distributions reinvested	177	2,416	944	16,160
Redemptions	(688)	(7,675)	—	—
Net increase	2,560	28,908	11,757	209,107
Class Z
Subscriptions	38,249,816	449,368,814	29,780,555	529,844,907
Distributions reinvested	1,836,310	23,496,332	9,513,725	166,769,150
Redemptions	(46,138,899)	(499,184,585)	(15,647,030)	(284,209,019)
Net increase (decrease)	(6,052,773)	(26,319,439)	23,647,250	412,405,038

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2009		2008		2007 (a)		2006 (b)		2005	2004
Net Asset Value, Beginning of Period	$9.33		$13.43		$12.64		$11.98		$12.04	$7.18
Income from Investment Operations:
Net investment income (c)	0.18		0.19	(d)	0.14		0.16		0.11	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(4.58)		(1.21)		2.07		1.76		0.85	4.96
Total from investment operations	(4.40)		(1.02)		2.21		1.92		0.96	5.01
Less Distributions to Shareholders:
From net investment income	—		(0.19)		(0.12)		(0.17)		(0.11)	(0.04)
From net realized gains	(0.79)		(2.89)		(1.30)		(1.09)		(0.91)	(0.11)
Total distributions to shareholders	(0.79)		(3.08)		(1.42)		(1.26)		(1.02)	(0.15)
Redemption Fees:
Redemption fees added to paid-in-capital (e)	—		—		—		—		—	—
Net Asset Value, End of Period	$4.14		$9.33		$13.43		$12.64		$11.98	$12.04
Total return (f)	(51.34	)%(g)	(10.43	)%(g)	19.27	%(g)(h)	16.97%		8.64%	70.00%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.60%		1.51%		1.53	%(j)	1.45%		1.52%	1.55%
Interest expense	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	—
Net expenses (i)	1.60%		1.51%		1.53	%(j)	1.45%		1.52%	1.55%
Waiver/Reimbursement	0.03%		0.01%		0.01	%(j)	—		—	—
Net investment income	2.45	%(i)	1.50	%(i)	1.17	%(j)	1.32%		0.94%	0.44%
Portfolio turnover rate	10%		38%		12	%(h)	16%		18%	28%
Net assets, end of period (000's)	$16,031		$85,257		$114,224		$119,611		$126,679	$127,609

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2009		2008		2007 (a)		2006 (b)		2005	2004
Net Asset Value, Beginning of Period	$9.05		$13.12		$12.40		$11.78		$11.86	$7.11
Income from Investment Operations:
Net investment income (loss) (c)	0.12		0.10	(d)	0.05		0.07		0.02	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.40)		(1.17)		2.02		1.71		0.84	4.89
Total from investment operations	(4.28)		(1.07)		2.07		1.78		0.86	4.86
Less Distributions to Shareholders:
From net investment income	—		(0.11)		(0.05)		(0.07)		(0.03)	—
From net realized gains	(0.79)		(2.89)		(1.30)		(1.09)		(0.91)	(0.11)
Total distributions to shareholders	(0.79)		(3.00)		(1.35)		(1.16)		(0.94)	(0.11)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(e)	—	(e)	—	(e)	—	(e)	—	— (e)
Net Asset Value, End of Period	$3.98		$9.05		$13.12		$12.40		$11.78	$11.86
Total return (f)	(51.61	)%(g)	(11.08	)%(g)	18.44	%(g)(h)	16.08%		7.85%	68.56%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.35%		2.26%		2.28	%(j)	2.20%		2.27%	2.30%
Interest expense	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	—
Net expenses (i)	2.35%		2.26%		2.28	%(j)	2.20%		2.27%	2.30%
Waiver/Reimbursement	0.03%		0.01%		0.01	%(j)	—		—	—
Net investment income (loss)	1.67	%(i)	0.76	%(i)	0.41	%(j)	0.58%		0.19%	(0.31)%
Portfolio turnover rate	10%		38%		12	%(h)	16%		18%	28%
Net assets, end of period (000's)	$7,408		$22,943		$32,635		$32,564		$34,324	$35,343

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2009		2008		2007 (a)		2006 (b)		2005	2004
Net Asset Value, Beginning of Period	$9.05		$13.13		$12.41		$11.78		$11.86	$7.11
Income from Investment Operations:
Net investment income (loss) (c)	0.12		0.09	(d)	0.04		0.07		0.02	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.40)		(1.17)		2.03		1.72		0.84	4.89
Total from investment operations	(4.28)		(1.08)		2.07		1.79		0.86	4.86
Less Distributions to Shareholders:
From net investment income	—		(0.11)		(0.05)		(0.07)		(0.03)	—
From net realized gains	(0.79)		(2.89)		(1.30)		(1.09)		(0.91)	(0.11)
Total distributions to shareholders	(0.79)		(3.00)		(1.35)		(1.16)		(0.94)	(0.11)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(e)	—	(e)	—	(e)	—	(e)	—	— (e)
Net Asset Value, End of Period	$3.98		$9.05		$13.13		$12.41		$11.78	$11.86
Total return (f)	(51.61	)%(g)	(11.14	)%(g)	18.44	%(g)(h)	16.16%		7.84%	68.56%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.35%		2.26%		2.28	%(j)	2.20%		2.27%	2.30%
Interest expense	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	—
Net expenses (i)	2.35%		2.26%		2.28	%(j)	2.20%		2.27%	2.30%
Waiver/Reimbursement	0.03%		0.01%		0.01	%(j)	—		—	—
Net investment income (loss)	1.69	%(i)	0.74	%(i)	0.39	%(j)	0.58%		0.19%	(0.31)%
Portfolio turnover rate	10%		38%		12	%(h)	16%		18%	28%
Net assets, end of period (000's)	$21,375		$72,405		$97,465		$92,558		$98,850	$101,025

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Global Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2009		2008		2007 (a)		2006 (b)		2005	2004
Net Asset Value, Beginning of Period	$9.40		$13.53		$12.72		$12.04		$12.10	$7.21
Income from Investment Operations:
Net investment income (c)	0.21		0.23	(d)	0.17		0.20		0.14	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(4.61)		(1.23)		2.09		1.77		0.85	4.99
Total from investment operations	(4.40)		(1.00)		2.26		1.97		0.99	5.06
Less Distributions to Shareholders:
From net investment income	(0.03)		(0.24)		(0.15)		(0.20)		(0.14)	(0.06)
From net realized gains	(0.79)		(2.89)		(1.30)		(1.09)		(0.91)	(0.11)
Total distributions to shareholders	(0.82)		(3.13)		(1.45)		(1.29)		(1.05)	(0.17)
Redemption Fees:
Redemption fees added to paid-in-capital (e)	—		—		—		—		—	—
Net Asset Value, End of Period	$4.18		$9.40		$13.53		$12.72		$12.04	$12.10
Total return (f)	(51.10	)%(g)	(10.26	)%(g)	19.54	%(g)(h)	17.34%		8.84%	70.38%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.35%		1.26%		1.28	%(j)	1.20%		1.27%	1.30%
Interest expense	—	%(k)	—	%(k)	—	%(j)(k)	—	%(k)	—	—
Net expenses (i)	1.35%		1.26%		1.28	%(j)	1.20%		1.27%	1.30%
Waiver/Reimbursement	0.03%		0.01%		0.01	%(j)	—		—	—
Net investment income	2.81	%(i)	1.77	%(i)	1.42	%(j)	1.60%		1.19%	0.69%
Portfolio turnover rate	10%		38%		12	%(h)	16%		18%	28%
Net assets, end of period (000's)	$20,615		$66,875		$117,125		$117,072		$134,337	$144,242

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class A Shares (a)	2009		2008 (b)		2007		2006 (c)		2005		2004
Net Asset Value, Beginning of Period	$18.95		$26.02		$24.97		$22.34		$20.64		$11.62
Income from Investment Operations:
Net investment income (d)	0.52		0.65		0.29		0.31		0.23		0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(7.83)		(1.95)		4.34		4.73		2.51		9.04
Total from investment operations	(7.31)		(1.30)		4.63		5.04		2.74		9.19
Less Distributions to Shareholders:
From net investment income	(0.53)		(0.68)		(0.34)		(0.35)		(0.25)		(0.17)
From net realized gains	(1.70)		(5.09)		(3.24)		(2.06)		(0.79)		—
From return of capital	(0.01)		—		—		—		—		—
Total distributions to shareholders	(2.24)		(5.77)		(3.58)		(2.41)		(1.04)		(0.17)
Redemption Fees:
Redemption fees added to paid-in-capital (e)	—		—		—		—		—		—
Net Asset Value, End of Period	$9.40		$18.95		$26.02		$24.97		$22.34		$20.64
Total return (f)	(42.59)%		(7.28	)%(g)	20.46%		24.28%		13.38%		79.17%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.38	%(h)	1.32	%(h)(i)	1.30	%(h)	1.27%		1.33%		1.36%
Interest expense	—	%(j)	—	%(i)(j)	—	%(j)	—	%(j)	—		—
Net expenses	1.38	%(h)	1.32	%(h)(i)	1.30	%(h)	1.27%		1.33%		1.36%
Waiver/Reimbursement	—		—		—		0.06	%(k)	0.07	%(k)	0.09	%(k)
Net investment income	3.31	%(h)	2.71	%(h)(i)	1.15%		1.38%		1.10%		0.89%
Net assets, end of period (000's)	$241,097		$868,942		$1,073,616		$1,010,361		$906,848		$792,857

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.04% and 0.06% for the years March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class B Shares (a)	2009		2008 (b)		2007		2006 (c)		2005		2004
Net Asset Value, Beginning of Period	$18.39		$25.43		$24.54		$22.00		$20.35		$11.47
Income from Investment Operations:
Net investment income (d)	0.37		0.49		0.11		0.15		0.08		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(7.53)		(1.91)		4.22		4.63		2.45		8.91
Total from investment operations	(7.16)		(1.42)		4.33		4.78		2.53		8.93
Less Distributions to Shareholders:
From net investment income	(0.43)		(0.53)		(0.20)		(0.18)		(0.09)		(0.05)
From net realized gains	(1.70)		(5.09)		(3.24)		(2.06)		(0.79)		—
From return of capital	(0.01)		—		—		—		—		—
Total distributions to shareholders	(2.14)		(5.62)		(3.44)		(2.24)		(0.88)		(0.05)
Redemption Fees:
Redemption fees added to paid-in-capital (e)	—		—		—		—		—		—
Net Asset Value, End of Period	$9.09		$18.39		$25.43		$24.54		$22.00		$20.35
Total return (f)	(43.01)%		(7.90	)%(g)	19.51%		23.36%		12.54%		77.89%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.13	%(h)	2.07	%(h)(i)	2.05	%(h)	2.02%		2.08%		2.11%
Interest expense	—	%(j)	—	%(i)(j)	—	%(j)	—	%(j)	—		—
Net expenses	2.13	%(h)	2.07	%(h)(i)	2.05	%(h)	2.02%		2.08%		2.11%
Waiver/Reimbursement	—		—		—		0.06	%(k)	0.07	%(k)	0.09	%(k)
Net investment income	2.43	%(h)	2.10	%(h)(i)	0.45%		0.67%		0.35%		0.14%
Net assets, end of period (000's)	$18,743		$65,705		$110,726		$114,932		$111,402		$112,798

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.04% and 0.06% for the years March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class C Shares (a)	2009		2008 (b)		2007		2006 (c)		2005		2004
Net Asset Value, Beginning of Period	$18.37		$25.40		$24.52		$21.98		$20.33		$11.46
Income from Investment Operations:
Net investment income (d)	0.34		0.46		0.10		0.15		0.08		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(7.49)		(1.87)		4.22		4.63		2.45		8.90
Total from investment operations	(7.15)		(1.41)		4.32		4.78		2.53		8.92
Less Distributions to Shareholders:
From net investment income	(0.43)		(0.53)		(0.20)		(0.18)		(0.09)		(0.05)
From net realized gains	(1.70)		(5.09)		(3.24)		(2.06)		(0.79)		—
From return of capital	(0.01)		—		—		—		—		—
Total distributions to shareholders	(2.14)		(5.62)		(3.44)		(2.24)		(0.88)		(0.05)
Redemption Fees:
Redemption fees added to paid-in-capital (e)	—		—		—		—		—		—
Net Asset Value, End of Period	$9.08		$18.37		$25.40		$24.52		$21.98		$20.33
Total return (f)	(43.00)%		(7.86	)%(g)	19.48%		23.38%		12.54%		77.85%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.13	%(h)	2.07	%(h)(i)	2.05	%(h)	2.02%		2.08%		2.11%
Interest expense	—	%(j)	—	%(i)(j)	—	%(j)	—	%(j)	—		—
Net expenses	2.13	%(h)	2.07	%(h)(i)	2.05	%(h)	2.02%		2.08%		2.11%
Waiver/Reimbursement	—		—		—		0.06	%(k)	0.07	%(k)	0.09	%(k)
Net investment income	2.28	%(h)	1.99	%(h)(i)	0.42%		0.67%		0.35%		0.14%
Net assets, end of period (000's)	$49,750		$127,020		$170,731		$168,819		$162,797		$170,702

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.04% and 0.06% for the years March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Period Ended February 29,		Year Ended March 31,
Class Z Shares (a)	2009		2008 (b)		2007		2006 (c)		2005		2004
Net Asset Value, Beginning of Period	$19.10		$26.17		$25.09		$22.42		$20.71		$11.65
Income from Investment Operations:
Net investment income (d)	0.50		0.73		0.36		0.38		0.29		0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(7.83)		(1.98)		4.35		4.75		2.51		9.07
Total from investment operations	(7.33)		(1.25)		4.71		5.13		2.80		9.26
Less Distributions to Shareholders:
From net investment income	(0.57)		(0.73)		(0.39)		(0.40)		(0.30)		(0.20)
From net realized gains	(1.70)		(5.09)		(3.24)		(2.06)		(0.79)		—
From return of capital	(0.01)		—		—		—		—		—
Total distributions to shareholders	(2.28)		(5.82)		(3.63)		(2.46)		(1.09)		(0.20)
Redemption Fees:
Redemption fees added to paid-in-capital (e)	—		—		—		—		—		—
Net Asset Value, End of Period	$9.49		$19.10		$26.17		$25.09		$22.42		$20.71
Total return (f)	(42.41)%		(7.05	)%(g)	20.70%		24.66%		13.63%		79.67%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.13	%(h)	1.07	%(h)(i)	1.05	%(h)	1.02%		1.08%		1.11%
Interest expense	—	%(j)	—	%(i)(j)	—	%(j)	—	%(j)	—		—
Net expenses	1.13	%(h)	1.07	%(h)(i)	1.05	%(h)	1.02%		1.08%		1.11%
Waiver/Reimbursement	—		—		—		0.06	%(k)	0.07	%(k)	0.09	%(k)
Net investment income	3.20	%(h)	3.04	%(h)(i)	1.43%		1.69%		1.35%		1.14%
Net assets, end of period (000's)	$844,122		$1,886,808		$2,651,855		$2,585,390		$2,577,677		$2,488,701

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  The Fund changed its fiscal year end from March 31 to February 29. Per share data and total return reflect activity from April 1, 2007 through February 29, 2008.

(c)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.04% and 0.06% for the years March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout the period is as follows:

Class A Shares	Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (b)	0.01
Net realized and unrealized loss on investments and foreign currency	(5.03)
Total from investment operations	(5.02)
Redemption Fees:
Redemption fees added to paid-in-capital (c)	—
Net Asset Value, End of Period	$4.98
Total return (d)(e)(f)	(50.20)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.60%
Waiver/Reimbursement (g)	7.19%
Net investment income (g)(h)	0.09%
Portfolio turnover rate (e)	168%
Net assets, end of period (000's)	$1,113

(a)  Class A shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout the period is as follows:

Class C Shares	Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss (b)	(0.04)
Net realized and unrealized loss on investments and foreign currency	(5.01)
Total from investment operations	(5.05)
Redemption Fees:
Redemption fees added to paid-in-capital (c)	—
Net Asset Value, End of Period	$4.95
Total return (d)(e)(f)	(50.50)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	2.35%
Waiver/Reimbursement (g)	7.19%
Net investment loss (g)(h)	(0.63)%
Portfolio turnover rate (e)	168%
Net assets, end of period (000's)	$886

(a)  Class C shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout the period is as follows:

Class R Shares	Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss (b)	(0.01)
Net realized and unrealized loss on investments and foreign currency	(5.02)
Total from investment operations	(5.03)
Redemption Fees:
Redemption fees added to paid-in-capital (c)	—
Net Asset Value, End of Year	$4.97
Total return (d)(e)(f)	(50.30)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.85%
Waiver/Reimbursement (g)	7.19%
Net investment loss (g)(h)	(0.12)%
Portfolio turnover rate (e)	168%
Net assets, end of period (000's)	$621

(a)  Class R shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Global Fund

Selected data for a share outstanding throughout the period is as follows:

Class Z Shares	Period Ended February 28, 2009 (a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (b)	0.02
Net realized and unrealized loss on investments and foreign currency	(5.03)
Total from investment operations	(5.01)
Redemption Fees:
Redemption fees added to paid-in-capital (c)	—
Net Asset Value, End of Period	$4.99
Total return (d)(e)(f)	(50.10)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.35%
Waiver/Reimbursement (g)	7.19%
Net investment loss (g)(h)	0.35%
Portfolio turnover rate (e)	168%
Net assets, end of period (000's)	$707

(a)  Class Z shares commenced operations on April 30, 2008. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Annualized.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2009		2008		2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$14.58		$14.85		$14.67		$11.41		$11.05		$6.93
Income from Investment Operations:
Net investment income (c)	0.12	(d)	0.14	(e)	—	(f)	0.09		0.05		— (f)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.82)		1.54		1.38		3.74		0.51		4.20
Total from investment operations	(7.70)		1.68		1.38		3.83		0.56		4.20
Less Distributions to Shareholders:
From net investment income	—		(0.16)		(0.04)		(0.10)		(0.04)		—
From net realized gains	(0.12)		(1.79)		(1.16)		(0.47)		(0.16)		(0.08)
Total distributions to shareholders	(0.12)		(1.95)		(1.20)		(0.57)		(0.20)		(0.08)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—		—
Net Asset Value, End of Period	$6.76		$14.58		$14.85		$14.67		$11.41		$11.05
Total return (g)	(53.26)%		10.55%		10.52	%(h)	35.26%		5.24%		60.87%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.52%		1.44%		1.40	%(j)	1.34%		1.37%		1.42%
Interest expense	—		—		—	%(j)(k)	—	%(k)	—	%(k)	—
Net expenses (i)	1.52%		1.44%		1.40	%(j)	1.34%		1.37%		1.42%
Net investment income (loss)	1.05	%(i)	0.90	%(i)	(0.03	)%(j)	0.74%		0.47%		(0.04)%
Portfolio turnover rate	117%		116%		109	%(h)	118%		165%		121%
Net assets, end of period (000's)	$198,012		$599,356		$452,047		$150,043		$52,794		$19,785

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2009		2008		2007 (a)		2006 (b)		2005	2004
Net Asset Value, Beginning of Period	$13.87		$14.23		$14.17		$11.05		$10.75	$6.79
Income from Investment Operations:
Net investment income (loss) (c)	0.03	(d)	0.03	(e)	(0.08)		0.01		(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.40)		1.46		1.30		3.59		0.49	4.11
Total from investment operations	(7.37)		1.49		1.22		3.60		0.46	4.04
Less Distributions to Shareholders:
From net investment income	—		(0.06)		—		(0.01)		—	—
From net realized gains	(0.12)		(1.79)		(1.16)		(0.47)		(0.16)	(0.08)
Total distributions to shareholders	(0.12)		(1.85)		(1.16)		(0.48)		(0.16)	(0.08)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—	—
Net Asset Value, End of Period	$6.38		$13.87		$14.23		$14.17		$11.05	$10.75
Total return (g)	(53.60)%		9.68%		9.76	%(h)	34.22%		4.45%	59.77%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.27%		2.19%		2.15	%(j)	2.09%		2.12%	2.17%
Interest expense	—		—		—	%(j)(k)	—	%(k)	—	—
Net expenses (i)	2.27%		2.19%		2.15	%(j)	2.09%		2.12%	2.17%
Net investment income (loss)	0.32	%(i)	0.22	%(i)	(0.63	)%(j)	0.12%		(0.28)%	(0.79)%
Portfolio turnover rate	117%		116%		109	%(h)	118%		165%	121%
Net assets, end of period (000's)	$15,281		$44,224		$40,953		$28,883		$16,618	$8,905

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2009		2008		2007 (a)		2006 (b)		2005	2004
Net Asset Value, Beginning of Period	$13.88		$14.24		$14.18		$11.05		$10.75	$6.80
Income from Investment Operations:
Net investment income (loss) (c)	0.03	(d)	0.02	(e)	(0.09)		0.01		(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.40)		1.47		1.31		3.60		0.49	4.10
Total from investment operations	(7.37)		1.49		1.22		3.61		0.46	4.03
Less Distributions to Shareholders:
From net investment income	—		(0.06)		—		(0.01)		—	—
From net realized gains	(0.12)		(1.79)		(1.16)		(0.47)		(0.16)	(0.08)
Total distributions to shareholders	(0.12)		(1.85)		(1.16)		(0.48)		(0.16)	(0.08)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—	—
Net Asset Value, End of Period	$6.39		$13.88		$14.24		$14.18		$11.05	$10.75
Total return (g)	(53.57)%		9.67%		9.76	%(h)	34.32%		4.45%	59.53%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	2.27%		2.19%		2.15	%(j)	2.09%		2.12%	2.17%
Interest expense	—		—		—	%(j)(k)	—	%(k)	—	—
Net expenses (i)	2.27%		2.19%		2.15	%(j)	2.09%		2.12%	2.17%
Net investment income (loss)	0.30	%(i)	0.16	%(i)	(0.69	)%(j)	0.05%		(0.28)%	(0.79)%
Portfolio turnover rate	117%		116%		109	%(h)	118%		165%	121%
Net assets, end of period (000's)	$38,668		$109,553		$86,563		$46,365		$19,530	$8,331

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended February 28, 2009		Year Ended February 29, 2008		Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$14.56		$14.84		$14.67		$13.76
Income from Investment Operations:
Net investment income (loss) (c)	0.06	(d)	0.08	(e)	(0.17)		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.77)		1.56		1.51		0.92
Total from investment operations	(7.71)		1.64		1.34		0.91
Less Distributions to Shareholders:
From net investment income	—		(0.13)		(0.01)		—
From net realized gains	(0.12)		(1.79)		(1.16)		—
Total distributions to shareholders	(0.12)		(1.92)		(1.17)		—
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—
Net Asset Value, End of Period	$6.73		$14.56		$14.84		$14.67
Total return (g)	(53.40)%		10.26%		10.25	%(h)	6.61	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.77%		1.69%		1.65	%(j)	1.64	%(j)
Interest expense	—		—		—	%(j)(k)	—	%(j)(k)
Net expenses (i)	1.77%		1.69%		1.65	%(j)	1.64	%(j)
Net investment income (loss)	0.58	%(i)	0.51	%(i)	(1.26	)%(j)	(0.30	)%(j)
Portfolio turnover rate	117%		116%		109	%(h)	118	%(h)
Net assets, end of period (000's)	$2,592		$3,724		$2,037		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico International Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2009		2008		2007 (a)		2006 (b)		2005	2004
Net Asset Value, Beginning of Period	$14.79		$15.04		$14.83		$11.53		$11.15	$6.98
Income from Investment Operations:
Net investment income (c)	0.15	(d)	0.20	(e)	0.05		0.13		0.08	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(7.95)		1.54		1.39		3.77		0.52	4.24
Total from investment operations	(7.80)		1.74		1.44		3.90		0.60	4.26
Less Distributions to Shareholders:
From net investment income	—		(0.20)		(0.07)		(0.13)		(0.06)	(0.01)
From net realized gains	(0.12)		(1.79)		(1.16)		(0.47)		(0.16)	(0.08)
Total distributions to shareholders	(0.12)		(1.99)		(1.23)		(0.60)		(0.22)	(0.09)
Redemption Fees:
Redemption fees added to paid-in-capital (f)	—		—		—		—		—	—
Net Asset Value, End of Period	$6.87		$14.79		$15.04		$14.83		$11.53	$11.15
Total return (g)	(53.17)%		10.77%		10.81	%(h)	35.53%		5.55%	61.25%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.27%		1.19%		1.15	%(j)	1.09%		1.12%	1.17%
Interest expense	—		—		—	%(j)(k)	—	%(k)	—	—
Net expenses (i)	1.27%		1.19%		1.15	%(j)	1.09%		1.12%	1.17%
Net investment income	1.32	%(i)	1.23	%(i)	0.37	%(j)	1.08%		0.72%	0.21%
Portfolio turnover rate	117%		116%		109	%(h)	118%		165%	121%
Net assets, end of period (000's)	$824,068		$2,491,232		$2,322,301		$1,744,737		$991,889	$509,262

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class A Shares	2009		2008		2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$15.77		$17.12		$16.39		$13.30		$12.00		$7.93
Income from Investment Operations:
Net investment income (c)	0.26		0.28		0.16		0.21		0.13		0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(8.33)		0.76		1.91		3.20		1.18		4.09
Total from investment operations	(8.07)		1.04		2.07		3.41		1.31		4.17
Less Distributions to Shareholders:
From net investment income	(0.07)		(0.28)		(0.18)		(0.27)		(0.01)		(0.10)
From net realized gains	(0.19)		(2.11)		(1.16)		(0.05)		—		—
Total distributions to shareholders	(0.26)		(2.39)		(1.34)		(0.32)		(0.01)		(0.10)
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—
Net Asset Value, End of Period	$7.44		$15.77		$17.12		$16.39		$13.30		$12.00
Total return (e)	(51.87)%		5.14%		13.55	%(f)	25.86%		10.88%		52.71%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.27	%(g)	1.19	%(g)	1.15	%(g)(h)	1.14	%(i)	1.26	%(g)	1.37	%(g)
Interest expense	—		—	%(j)	—	%(h)(j)	—		—	%(j)	—	%(j)
Net expenses	1.27	%(g)	1.19	%(g)	1.15	%(g)(h)	1.14	%(i)	1.26	%(g)	1.37	%(g)
Waiver/Reimbursement	—		—		—		0.08	%(k)	0.12	%(k)	0.03	%(k)
Net investment income	2.05	%(g)	1.56	%(g)	1.06	%(h)	1.43%		1.01%		0.74%
Portfolio turnover rate	83%		78%		73	%(f)	74%		153%		86%
Net assets, end of period (000's)	$16,936		$41,660		$42,865		$39,330		$28,527		$27,396

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01% per share.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.09% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class B Shares	2009		2008		2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$14.47		$15.89		$15.31		$12.44		$11.30		$7.50
Income from Investment Operations:
Net investment income (loss) (c)	0.17		0.15		0.05		0.16		0.03		—	(d)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.63)		0.70		1.76		2.92		1.11		3.85
Total from investment operations	(7.46)		0.85		1.81		3.08		1.14		3.85
Less Distributions to Shareholders:
From net investment income	—		(0.16)		(0.07)		(0.16)		—		(0.05)
From net realized gains	(0.19)		(2.11)		(1.16)		(0.05)		—		—
Total distributions to shareholders	(0.19)		(2.27)		(1.23)		(0.21)		—		(0.05)
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—
Net Asset Value, End of Period	$6.82		$14.47		$15.89		$15.31		$12.44		$11.30
Total return (e)	(52.23)%		4.40%		12.76	%(f)	24.96%		10.09%		51.39%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)	2.01	%(g)	2.12	%(g)
Interest expense	—		—	%(j)	—	%(h)(j)	—		—	%(j)	—	%(j)
Net expenses	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)	2.01	%(g)	2.12	%(g)
Waiver/Reimbursement	—		—		—		0.08	%(k)	0.12	%(k)	0.03	%(k)
Net investment income (loss)	1.44	%(g)	0.89	%(g)	0.36	%(h)	1.19%		0.26%		(0.01)%
Portfolio turnover rate	83%		78%		73	%(f)	74%		153%		86%
Net assets, end of period (000's)	$1,098		$3,545		$4,587		$4,712		$9,976		$9,956

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01% per share.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.09% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class C Shares	2009		2008		2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$14.29		$15.72		$15.16		$12.32		$11.20		$7.43
Income from Investment Operations:
Net investment income (loss) (c)	0.16		0.13		0.05		0.09		0.03		—	(d)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.53)		0.71		1.74		2.96		1.09		3.82
Total from investment operations	(7.37)		0.84		1.79		3.05		1.12		3.82
Less Distributions to Shareholders:
From net investment income	—		(0.16)		(0.07)		(0.16)		—		(0.05)
From net realized gains	(0.19)		(2.11)		(1.16)		(0.05)		—		—
Total distributions to shareholders	(0.19)		(2.27)		(1.23)		(0.21)		—		(0.05)
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—
Net Asset Value, End of Period	$6.73		$14.29		$15.72		$15.16		$12.32		$11.20
Total return (e)	(52.26)%		4.37%		12.75	%(f)	24.96%		10.00%		51.43%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)	2.01	%(g)	2.12	%(g)
Interest expense	—		—	%(j)	—	%(h)(j)	—		—	%(j)	—	%(j)
Net expenses	2.02	%(g)	1.94	%(g)	1.90	%(g)(h)	1.89	%(i)	2.01	%(g)	2.12	%(g)
Waiver/Reimbursement	—		—		—		0.08	%(k)	0.12	%(k)	0.03	%(k)
Net investment income (loss)	1.38	%(g)	0.79	%(g)	0.34	%(h)	0.70%		0.26%		(0.01)%
Portfolio turnover rate	83%		78%		73	%(f)	74%		153%		86%
Net assets, end of period (000's)	$1,349		$3,863		$3,533		$3,276		$2,563		$1,867

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01% per share.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.09% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended February 28, 2009		Year Ended February 29, 2008		Period Ended February 28, 2007 (a)		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$15.76		$17.12		$16.38		$15.44
Income from Investment Operations:
Net investment income (c)	0.21		0.06		0.12		0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(8.30)		0.93		1.91		0.91
Total from investment operations	(8.09)		0.99		2.03		0.94
Less Distributions to Shareholders:
From net investment income	(0.04)		(0.24)		(0.13)		—
From net realized gains	(0.19)		(2.11)		(1.16)		—
Total distributions to shareholders	(0.23)		(2.35)		(1.29)		—
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—
Net Asset Value, End of Period	$7.44		$15.76		$17.12		$16.38
Total return (e)	(52.00)%		4.87%		13.31	%(f)	6.09	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.52	%(g)	1.44	%(g)	1.40	%(g)(h)	1.39	%(h)(i)
Interest expense	—		—	%(j)	—	%(h)(j)	—
Net expenses	1.52	%(g)	1.44	%(g)	1.40	%(g)(h)	1.39	%(h)(i)
Waiver/Reimbursement	—		—		—		0.08	%(h)(k)
Net investment income	1.70	%(g)	0.31	%(g)	0.80	%(h)	0.85	%(h)
Portfolio turnover rate	83%		78%		73	%(f)	74%
Net assets, end of period (000's)	$112		$196		$12		$11

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01% per share.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -% for the period ended March 31, 2006.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended February 28,		Year Ended February 29,		Period Ended February 28,		Year Ended March 31,
Class Z Shares	2009		2008		2007 (a)		2006 (b)		2005		2004
Net Asset Value, Beginning of Period	$15.96		$17.29		$16.58		$13.44		$12.13		$8.01
Income from Investment Operations:
Net investment income (c)	0.29		0.32		0.19		0.24		0.16		0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(8.43)		0.78		1.93		3.25		1.19		4.11
Total from investment operations	(8.14)		1.10		2.12		3.49		1.35		4.24
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.32)		(0.25)		(0.30)		(0.04)		(0.12)
From net realized gains	(0.19)		(2.11)		(1.16)		(0.05)		—		—
Total distributions to shareholders	(0.30)		(2.43)		(1.41)		(0.35)		(0.04)		(0.12)
Redemption Fees:
Redemption fees added to paid-in-capital (d)	—		—		—		—		—		—
Net Asset Value, End of Period	$7.52		$15.96		$17.29		$16.58		$13.44		$12.13
Total return (e)	(51.76)%		5.42%		13.73	%(f)	26.24%		11.10%		53.06%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense	1.02	%(g)	0.94	%(g)	0.90	%(g)(h)	0.89	%(i)	1.01	%(g)	1.12	%(g)
Interest expense	—		—	%(j)	—	%(h)(j)	—		—	%(j)	—	%(j)
Net expenses	1.02	%(g)	0.94	%(g)	0.90	%(g)(h)	0.89	%(i)	1.01	%(g)	1.12	%(g)
Waiver/Reimbursement	—		—		—		0.08	%(k)	0.12	%(k)	0.03	%(k)
Net investment income	2.28	%(g)	1.79	%(g)	1.26	%(h)	1.68%		1.26%		0.99%
Portfolio turnover rate	83%		78%		73	%(f)	74%		153%		86%
Net assets, end of period (000's)	$1,155,598		$2,549,057		$2,352,583		$1,841,838		$1,199,712		$917,391

(a)  The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01% per share.

(k)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.09% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – International/Global Stock Funds
February 28, 2009

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Information presented in these financial statements pertains to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

Columbia Global Value Fund

Columbia International Value Fund

Columbia Marsico Global Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Investment Objectives

Columbia Global Value Fund and Columbia International Value Fund each seek long-term capital appreciation. Columbia Marsico Global Fund and Columbia Marsico International Opportunities Fund each seek long-term growth of capital. Columbia Multi-Advisor International Equity Fund seeks long-term capital growth.

Columbia International Value Fund (the "Feeder Fund") seeks to achieve its investment objective by investing all or substantially all of its assets in Columbia International Value Master Portfolio (the "Master Portfolio"). The Master Portfolio is a series of Columbia Funds Master Investment Trust, LLC (the "Master Trust"). The Master Portfolio has the same investment objective as the Feeder Fund. The value of the Feeder Fund's investment in the Master Portfolio included on the Statements of Assets and Liabilities reflects the Feeder Fund's proportionate amount of beneficial interests in the net assets of the Master Portfolio which is equal to 85.4% at February 28, 2009. The financial statements of the Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Feeder Fund's financial statements. Another fund that is managed by Columbia Management Advisors, LLC ("Columbia"), not registered under the 1940 Act, and whose financial statements are not presented here, also invests in the Master Portfolio.

Fund Shares

The Trust may issue an unlimited number of shares. Columbia Global Value Fund and Columbia International Value Fund each offer four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia Marsico Global Fund offers four classes of shares: Class A, Class C, Class R and Class Z shares. Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund each offer five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. Columbia Marsico Global Fund commenced operations on April 30, 2008. Subject to certain limited exceptions, Columbia Global Value Fund is no longer accepting new investments from current or prospective investors. Beginning March 31, 2009, Columbia International Value Fund will reopen for purchases from new and existing investors. Beginning on or about June 22, 2009, the Funds will no longer accept investment in Class B shares from new or existing investors in the Funds' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Funds' prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

International/Global Stock Funds, February 28, 2009 (continued)

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

The Feeder Fund invests all or substantially all of its assets in the Master Portfolio. See the Notes to Financial Statements for the Master Portfolio included elsewhere in this report for the Master Portfolio's valuation policies.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On March 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), except for Columbia Marsico Global Fund which adopted SFAS 157 on April 30, 2008. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used, as of February 28, 2009, in valuing each Fund's assets:

Columbia Global Value Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$29,025,657	$—
Level 2 – Other Significant Observable Inputs	35,702,080	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$64,727,737	$—

International/Global Stock Funds, February 28, 2009 (continued)

Columbia Marsico Global Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$1,974,328	$—
Level 2 – Other Significant Observable Inputs	1,804,756	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$3,779,084	$—

Columbia Marsico International Opportunities Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$279,738,055	$—
Level 2 – Other Significant Observable Inputs	778,908,222	—
Level 3 – Significant Unobservable Inputs	746,858	—
Total	$1,059,393,135	$—

The following table reconciles asset balances for the year ending February 28, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Columbia Marsico International Opportunities Fund

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$—	$—
Accretion of Discounts/ Amortization of Premiums	—	—
Realized gain(loss)	—	—
Change in unrealized appreciation (depreciation)	(503,519)	—
Net purchases/sales	1,250,377	—
Transfers into and/or out of Level 3	—	—
Balance as of February 28, 2009	$746,858	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized loss attributable to securities owned at February 28, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $(503,519). This amount is included in net change in unrealized depreciation on the Statements of Changes in Net Assets.

Columbia Multi-Advisor International Equity Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$179,937,901	$—
Level 2 – Other Significant Observable Inputs	984,301,139	—
Level 3 – Significant Unobservable Inputs	419,147	—
Total	$1,164,658,187	$—

The following table reconciles asset balances for the year ending February 28, 2009 in which significant unobservable inputs (Level 3) were used in determining value:

Columbia Multi-Advisor International Equity Fund

	Investments in Securities	Other Financial Instruments
Balance as of February 29, 2008	$—	$—
Accretion of Discounts/ Amortization of Premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(280,306)	—
Net purchases/sales	699,453	—
Transfers into and/ or out of Level 3	—	—
Balance as of February 28, 2009	$419,147	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized loss attributable to securities owned at February 28, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $(280,306). This amount is included in net change in unrealized depreciation on the Statements of Changes in Net Assets.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific

International/Global Stock Funds, February 28, 2009 (continued)

identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Funds' financial statement disclosures.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign Currency Translations and Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

The Feeder Fund records its proportionate share of investment income, realized and unrealized gains (losses) and expenses reported by the Master Portfolio on a daily basis. The investment income, realized and unrealized gains (losses) and expenses are allocated daily to investors of the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each

International/Global Stock Funds, February 28, 2009 (continued)

Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and distributed annually by each of the Funds. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended February 28, 2009, permanent book and tax differences resulting primarily from non-deductible 12b-1 fees, differing treatments for net operating losses, distribution reclasses and foreign currency transactions were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed or (Overdistributed) or Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia Global Value Fund	$(101,142)	$101,142	$—
Columbia International Value Fund	(775,769)	2,789,515	(2,013,746)
Columbia Marsico Global Fund	2,638	2,574	(5,212)
Columbia Marsico International Opportunities Fund	(2,502,997)	2,316,298	186,699
Columbia Multi-Advisor International Equity Fund	(1,700,164)	1,601,300	98,864

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

International/Global Stock Funds, February 28, 2009 (continued)

The tax character of distributions paid during the years ended February 28, 2009 and February 29, 2008 was as follows:

	February 28, 2009
	Ordinary Income*	Long-Term Capital Gains	Tax Return of Capital
Columbia Global Value Fund	$233,979	$18,868,824	$—
Columbia International Value Fund	84,192,381	223,286,765	1,088,951
Columbia Marsico Global Fund	—	—	—
Columbia Marsico International Opportunities Fund	548,803	26,828,602	—
Columbia Multi-Advisor International Equity Fund	23,022,083	25,723,512	—

	February 29, 2008
	Ordinary Income*	Long-Term Capital Gains
Columbia Global Value Fund	$6,974,982	$71,248,376
Columbia International Value Fund	137,509,112	704,446,688
Columbia Marsico International Opportunities Fund	176,089,717	225,160,155
Columbia Multi-Advisor International Equity Fund	139,534,678	217,641,066

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of February 28, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Global Value Fund	$3,425,967	$—	$(79,133,799)
Columbia International Value Fund	—	—	(1,135,608,735)
Columbia Marsico Global Fund	—	—	(1,449,373)
Columbia Marsico International Opportunities Fund	26,852,582	—	(533,720,324)
Columbia Multi-Advisor International Equity Fund	29,562,738	—	(591,550,634)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, changes in the value of assets and liabilities resulting from changes in exchange rates, and the realization for tax-purposes of unrealized gains on certain forward foreign currency contracts.

International/Global Stock Funds, February 28, 2009 (continued)

Unrealized appreciation and depreciation at February 28, 2009, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia Global Value Fund	$4,169,179	$(83,302,978)	$(79,133,799)
Columbia International Value Fund	N/A*	N/A*	N/A*
Columbia Marsico Global Fund	28,970	(1,478,343)	(1,449,373)
Columbia Marsico International Opportunities Fund	58,311,336	(592,031,660)	(533,720,324)
Columbia Multi-Advisor International Equity Fund	59,387,591	(650,938,225)	(591,550,634)

*  See the Master Portfolio notes to financial statements for tax basis information.

The following capital loss carryforwards, determined as of February 28, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration 2017
Columbia Global Value Fund	$18,857,402
Columbia Marsico Global Fund	698,414
Columbia Marsico International
Opportunities Fund	417,923,082
Columbia Multi-Advisor International Equity Fund	250,073,781

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2009, post-October capital losses as follows attributed to security transactions were deferred to March 1, 2009:

Columbia Global Value Fund	$16,357,333
Columbia International Value Fund	32,406,638
Columbia Marsico Global Fund	920,771
Columbia Marsico International Opportunities Fund	305,509,157
Columbia Multi-Advisor International Equity Fund	210,847,351

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds' financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

International/Global Stock Funds, February 28, 2009 (continued)

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Funds. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Global Value Fund	0.90%	0.85%	0.80%	0.75%	0.73%	0.71%
Columbia Marsico Global Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Columbia Marsico International Opportunities Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Columbia Multi-Advisor International Equity Fund	0.70%	0.65%	0.60%	0.55%	0.53%	0.51%

The Feeder Fund indirectly pays for investment advisory and sub-advisory services and a portion of the administrative services through its investment in the Master Portfolio. (See Notes to Financial Statements of the Master Portfolio.)

For the year ended February 28, 2009, the effective investment advisory fee rates for the Funds, net of any fee waivers, as a percentage of each Fund's average daily net assets, were as follows:

Effective Rates
Columbia Global Value Fund	0.90%
Columbia Marsico Global Fund	0.80%
Columbia Marsico International Opportunities Fund	0.80%
Columbia Multi-Advisor International Equity Fund	0.62%

Sub-Advisory Fee

Brandes Investment Partners, L.P. ("Brandes") has been retained by Columbia to serve as the investment sub-advisor to Columbia Global Value Fund. As the sub-advisor, and subject to the oversight of Columbia and the Fund's Board of Trustees, Brandes is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Brandes a monthly sub-advisory fee.

Columbia Multi-Advisor International Equity Fund is a "multi-manager" fund, which means that it is managed by more than one sub-advisor. Causeway Capital Management LLC ("Causeway") and Marsico Capital Management, LLC ("Marsico") are co-investment sub-advisors of the Fund. Pursuant to the sub-advisory agreement, Columbia, from the investment advisory fee it receives, pays Causeway and Marsico a monthly sub-advisory fee.

Marsico has also been retained by Columbia to serve as the investment sub-advisor to Columbia Marsico Global Fund and Columbia Marsico International Opportunities Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee.

Marsico is entitled to receive a monthly sub-advisory fee for its services provided to Columbia Multi-Advisor International

International/Global Stock Funds, February 28, 2009 (continued)

Equity Fund and Columbia Marsico International Opportunities Fund at the following annual rates:

Average Daily Net Assets*	Annual Fee Rate
Assets up to $6 billion	0.45%
Assets in excess of $6 billion and up to $10 billion	0.40%
Assets in excess of $10 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund; (ii) Columbia Multi-Advisor International Equity Fund; (iii) Columbia Marsico International Opportunities Fund, Variable Series; and (vi) any future Columbia international equity fund sub-advised by Marsico which the Advisor and Marsico mutually agree in writing.

Marsico is also entitled to receive a monthly sub-advisory fee for its services provided to Columbia Marsico Global Fund, based on the Fund's average daily net assets, at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Assets up to $1.5 billion	0.45%
Assets in excess of $1.5 billion and up to $3 billion	0.40%
Assets in excess of $3 billion	0.35%

Administration Fee

Columbia provides administrative and other services to the Funds for a monthly administration fee based on each Fund's average daily net assets at the following annual rates, less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below:

Annual Fee Rate
Columbia Global Value Fund	0.17%
Columbia International Value Fund	0.17%
Columbia Marsico Global Fund	0.22%
Columbia Marsico International Opportunities Fund	0.22%
Columbia Multi-Advisor International
Equity Fund	0.17%

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly. In addition, each Fund except Columbia International Value Fund pays State Street a monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee for each Fund except Columbia International Value Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). In addition, Columbia Multi-Advisor International Equity Fund also pays a multi-manager fee of $3,000 for each investment sub-advisor managing a portion of the Fund. The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees

International/Global Stock Funds, February 28, 2009 (continued)

of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive a portion of its fees for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) will not exceed 0.02% annually for Columbia Global Value Fund. The Transfer Agent, at its discretion, may revise or discontinue this arrangement at any time.

An annual minimum account balance fee of up to $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended February 28, 2009, these minimum account balance fees reduced total expenses of the Funds as follows:

Columbia Global Value Fund	$300
Columbia International Value Fund	1,260
Columbia Marsico International
Opportunities Fund	920
Columbia Multi-Advisor International
Equity Fund	1,429

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the year ended February 28, 2009, the Distributor has retained net underwriting discounts on sales of Class A shares and received net CDSC fees on Class A, Class B and Class C share redemptions as follows:

	Front End Sales Charge	CDSC
	Class A	Class A	Class B	Class C
Columbia Global Value Fund	$77	$—	$15,805	$58
Columbia International Value Fund	123	—	6,436	241
Columbia Marsico Global Fund	696	—	—	606
Columbia Marsico International Opportunities Fund	49,770	4,689	72,437	20,577
Columbia Multi-Advisor International Equity Fund	4,955	—	2,895	155

The Trust has adopted shareholder servicing plans ("Servicing Plans") and distribution plans ("Distribution Plans") for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The Trust has also adopted a distribution plan for Class R shares of Columbia Marsico Global Fund, Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

International/Global Stock Funds, February 28, 2009 (continued)

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Expense Limits and Fee Waivers

Columbia has contractually agreed to waive fees and/or reimburse expenses through June 30, 2009 for Columbia Global Value Fund and Columbia Marsico International Opportunities Fund and through June 30, 2010 for Columbia Marsico Global Fund, so that the expenses incurred by the Funds (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, will not exceed the following annual rates, based on each Fund's average daily net assets:

Annual rate
Columbia Global Value Fund	1.40%
Columbia Marsico Global Fund	1.35%
Columbia Marsico International
Opportunities Fund	1.50%

To the extent that the Funds are not benefiting from a separate contractual expense limitation arrangement, Columbia has contractually agreed to waive a portion of its advisory fee for Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund through June 30, 2009.

The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rates effective January 1, 2008 to which Marsico is entitled from the Fund which is described under the preceding Sub-Advisory Fee note. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive immediately prior to January 1, 2008.

In the absence of a separate contractual expense limitation arrangement, the advisory fee waiver for Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund would be calculated as follows:

Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $6 billion	0.00%
Assets in excess of $6 billion and up to $10 billion	0.05%
Assets in excess of $10 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund; (ii) Columbia Multi-Advisor International Equity Fund; (iii) Columbia Marsico International Opportunities Fund, Variable Series; and (vi) any future Columbia international equity fund sub-advised by Marsico which the Advisor and Marsico mutually agree in writing.

Columbia and/or the Distributor are entitled to recover from Columbia Global Value Fund and Columbia Marsico Global Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause a Fund's total operating expenses to exceed the expense limitations in effect at the time of recovery.

At February 28, 2009, $272,206, expiring February 29, 2012 was potentially recoverable from Columbia Marsico Global Fund pursuant to this arrangement.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

International/Global Stock Funds, February 28, 2009 (continued)

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of Assets and Liabilities

Other Related Party Transactions

In connection with the purchase and sale of their securities during the period, the Funds used several brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended February 28, 2009 were as follows:

Fund	Broker	Amount
Columbia Global Value Fund	Bank of America Securities	$2,907
Columbia Marsico Fund	International Opportunities Merrill Lynch*	24,111
Columbia Equity Fund	Multi-Advisor International Merrill Lynch*	25,227

*  Effective January 1, 2009, Merrill Lynch is a wholly owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

For the year ended February 28, 2009, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Columbia International Value Fund	$2
Columbia Marsico Global Fund	205
Columbia Marsico International
Opportunities Fund	598
Columbia Multi-Advisor International Equity Fund	841

Note 6. Portfolio Information

For the year ended February 28, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	Purchases	Sales
Columbia Global Value Fund	$15,460,890	$100,357,737
Columbia Marsico
Global Fund	12,638,072	6,622,430
Columbia Marsico International Opportunities Fund	2,657,756,395	3,015,291,392
Columbia Multi-Advisor
International
Equity Fund	1,621,618,319	1,640,105,805

Note 7. Redemption Fees

The Funds may impose a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of the fund shares. The redemption fees, which are retained by the Funds, are accounted for as an addition to paid-in capital and are allocated to each class of the Funds

International/Global Stock Funds, February 28, 2009 (continued)

based on the relative net assets at the time of the redemption. For the year ended February 28, 2009, the Funds assessed redemption fees as follows:

	Redemption Fee
	Class A	Class B	Class C	Class R	Class Z
Columbia Global Value Fund	$438	$123	$383	$—	$269
Columbia International Value Fund	11,836	885	2,012	—	31,467
Columbia Marsico Global Fund	66	—	53	46	52
Columbia Marsico International Opportunities Fund	44,718	3,049	7,910	179,625	366
Columbia Multi-Advisor International Equity Fund	2,541	178	215	14	163,141

Note 8. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Funds and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2009, Columbia Global Value Fund borrowed under these arrangements. The average daily loan balance outstanding on days where borrowing existed was $943,396 at a weighted average interest rate of 1.033%.

Note 9. Securities Lending

Columbia Global Value Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed in or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 10. Shares of Beneficial Interest

As of February 28, 2009, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint

International/Global Stock Funds, February 28, 2009 (continued)

investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Global Value Fund	39.2
Columbia International Value Fund	35.3
Columbia Marsico Global Fund	74.7
Columbia Marsico International Opportunities Fund	49.9
Columbia Multi-Advisor International Equity Fund	75.3

As of February 28, 2009, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates did not have investment discretion. The number of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia International Value Fund	2	19.6

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 11. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates,

International/Global Stock Funds, February 28, 2009 (continued)

including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Note 12. Subsequent Event

Effective May 1, 2009, Columbia has voluntarily agreed to waive fees and or reimburse expenses for Columbia Multi-Advisor International Equity Fund so that the expenses incurred by the Fund (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, do not exceed 1.35% annually.

Effective July 1, 2009, Columbia has voluntarily agreed to waive fees and or reimburse expenses for Columbia Global Value Fund and Columbia Marsico International Opportunities Fund so that the expenses incurred by the Funds (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, do not exceed 1.35% annually.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Value Fund, Columbia International Value Fund, Columbia Marsico Global Fund, Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund (constituting series of Columbia Funds Series Trust, hereafter referred to as the "Funds") at February 28, 2009, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 22, 2009

Federal Income Tax Information (Unaudited)

Columbia Global Value Fund

Foreign taxes paid during the fiscal year ended February 28, 2009, of $252,326 ($0.02 per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $4,273,421 ($0.27 per share) for the fiscal year ended February 28, 2009.

50.43% of the ordinary income distributed by the Fund, for the year ended February 28, 2009, qualified for the corporate dividends received deduction.

For non-corporate shareholders 100% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 1099-DIV Form.

Columbia International Value Fund

The Fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2009, $31,186,246, or, if subsequently determined to be different, the net capital gain of such year.

Foreign taxes paid during the fiscal year ended February 28, 2009, of $8,093,382 ($0.07 per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $102,928,167 ($0.84 per share) for the fiscal year ended February 28, 2009.

For non-corporate shareholders 73.69% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 1099-DIV Form.

Columbia Marsico International Opportunities Fund

Foreign taxes paid during the fiscal year ended February 28, 2009, of $6,113,159 ($0.04 per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $66,132,265 ($0.42 per share) for the fiscal year ended February 28, 2009.

For non-corporate shareholders 98.95% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 1099-DIV Form.

0.22% of the ordinary income distributed by the Fund, for the year ended February 28, 2009, qualified for the corporate dividends received deduction.

Columbia Multi-Advisor International Equity Fund

Foreign taxes paid during the fiscal year ended February 28, 2009, of $7,102,343 ($0.05 per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $72,118,511 ($0.46 per share) for the fiscal year ended February 28, 2009.

For non-corporate shareholders 81.17% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period March 1, 2008 to February 28, 2009 may represent qualified dividend income. Final information will be provided in your 2009 1099-DIV Form.

Columbia Funds Master Investment Trust, LLC

Columbia International Value Master Portfolio Annual Report

February 28, 2009

The following pages should be read in conjunction with Columbia International Value Fund's Annual Report.

Investment Portfolio – Columbia International Value Master Portfolio

February 28, 2009

Common Stocks – 98.5%
	Shares	Value ($)
Consumer Discretionary – 5.5%
Automobiles – 0.4%
Nissan Motor Co., Ltd.	1,330,900	4,172,912
Renault SA	125,200	1,829,275
Automobiles Total		6,002,187
Household Durables – 1.1%
Sony Corp.	897,900	15,346,044
Household Durables Total		15,346,044
Media – 1.5%
British Sky Broadcasting Group PLC	1,083,100	7,291,538
ITV PLC	37,586,400	13,317,654
Media Total		20,609,192
Multiline Retail – 1.4%
Marks & Spencer Group PLC, ADR	2,485,740	18,494,651
Multiline Retail Total		18,494,651
Specialty Retail – 1.1%
Kingfisher PLC	7,819,700	14,161,276
Specialty Retail Total		14,161,276
Consumer Discretionary Total		74,613,350
Consumer Staples – 9.1%
Food & Staples Retailing – 6.9%
Carrefour SA	891,160	30,249,543
Koninklijke Ahold NV	2,496,732	28,043,957
Seven & I Holdings Co., Ltd.	504,000	11,335,417
Wm. Morrison Supermarkets PLC	6,214,365	22,975,177
Food & Staples Retailing Total		92,604,094
Food Products – 2.2%
Unilever NV	1,536,504	29,705,522
Food Products Total		29,705,522
Consumer Staples Total		122,309,616
Financials – 17.6%
Commercial Banks – 10.8%
Barclays PLC	4,818,407	6,442,763
Chuo Mitsui Trust Holdings, Inc.	1,436,000	4,458,302
Credit Agricole SA	717,100	7,098,479
Credit Agricole SA (a)	239,032	2,344,064

	Shares	Value ($)
HSBC Holdings PLC	1,980,044	13,925,128
Hypo Real Estate Holding AG, ADR	253,261	344,182
Intesa Sanpaolo SpA	8,435,186	20,703,018
Mitsubishi UFJ Financial Group, Inc.	7,873,531	36,626,703
Mizuho Financial Group, Inc.	15,183,000	29,247,441
Natixis	2,080,100	2,900,751
Natixis (a)	3,244,946	4,525,159
Royal Bank of Scotland Group PLC	681,186	227,501
Royal Bank of Scotland Group PLC (a)	416,280	137,002
Royal Bank of Scotland Group PLC, ADR	20,467	127,305
San-In Godo Bank Ltd.	233,000	1,671,192
Sumitomo Mitsui Financial Group, Inc.	250,100	8,123,541
Yamaguchi Financial Group, Inc.	754,000	6,659,644
Commercial Banks Total		145,562,175
Consumer Finance – 0.6%
Aiful Corp.	2,149,600	2,268,649
Takefuji Corp.	1,689,230	5,677,211
Consumer Finance Total		7,945,860
Insurance – 6.2%
Aegon NV	5,311,757	19,387,130
Mitsui Sumitomo Insurance Group Holdings, Inc.	1,373,000	33,341,974
Sompo Japan Insurance, Inc.	832,000	4,202,838
Tokio Marine Holdings, Inc.	1,021,900	23,664,061
XL Capital Ltd., Class A	880,000	2,912,800
Insurance Total		83,508,803
Financials Total		237,016,838
Health Care – 16.1%
Pharmaceuticals – 16.1%
AstraZeneca PLC	1,309,785	42,058,237
Daiichi Sankyo Co., Ltd.	852,600	13,899,140
GlaxoSmithKline PLC	2,407,048	36,836,998
Ono Pharmaceutical Co., Ltd.	990,900	46,298,520
Sanofi-Aventis SA	930,686	48,274,678
Taisho Pharmaceutical Co., Ltd.	382,000	6,928,019
Takeda Pharmaceutical Co., Ltd.	565,400	23,115,385
Pharmaceuticals Total		217,410,977
Health Care Total		217,410,977

See Accompanying Notes to Financial Statements.

Columbia International Value Master Portfolio

February 28, 2009

Common Stocks (continued)
	Shares	Value ($)
Industrials – 1.2%
Commercial Services & Supplies – 1.2%
Contax Participacoes SA, ADR	2,827,200	2,588,867
Dai Nippon Printing Co., Ltd.	1,555,000	13,367,949
Commercial Services & Supplies Total		15,956,816
Industrials Total		15,956,816
Information Technology – 14.1%
Communications Equipment – 5.0%
Alcatel-Lucent (b)	9,071,300	12,305,151
Telefonaktiebolaget LM Ericsson, Class B	6,574,668	54,746,928
Communications Equipment Total		67,052,079
Computers & Peripherals – 0.7%
NEC Corp.	3,879,000	9,260,792
Computers & Peripherals Total		9,260,792
Electronic Equipment, Instruments & Components – 2.9%
FUJIFILM Holdings Corp.	693,405	13,215,157
Hitachi Ltd.	3,889,000	9,882,391
TDK Corp.	185,000	6,198,576
Tyco Electronics Ltd.	1,038,543	9,845,388
Electronic Equipment, Instruments & Components Total		39,141,512
Semiconductors & Semiconductor Equipment – 5.5%
Infineon Technologies AG (b)	1,748,573	1,052,958
Rohm Co., Ltd.	725,400	35,156,944
STMicroelectronics NV	4,215,100	18,686,896
United Microelectronics Corp.	90,032,817	20,206,899
Semiconductors & Semiconductor Equipment Total		75,103,697
Information Technology Total		190,558,080
Materials – 3.1%
Chemicals – 3.1%
Akzo Nobel NV	564,100	19,977,375
BASF SE	787,700	21,929,404
Chemicals Total		41,906,779
Materials Total		41,906,779
Telecommunication Services – 27.6%
Diversified Telecommunication Services – 24.8%
Brasil Telecom Participacoes SA, ADR	232,523	7,291,921
Deutsche Telekom AG, Registered Shares	4,885,600	59,242,930

	Shares	Value ($)
France Telecom SA	1,369,112	30,912,672
KT Corp., ADR	1,730,090	20,795,682
Nippon Telegraph & Telephone Corp.	942,500	41,043,343
Portugal Telecom SGPS SA, ADR	5,584,476	44,899,187
Swisscom AG, ADR	969,800	29,302,119
Tele Norte Leste Participacoes SA, ADR	916,800	11,111,616
Telecom Corp. of New Zealand Ltd., ADR	2,168,604	12,621,275
Telecom Italia SpA	16,491,810	20,207,093
Telecom Italia SpA, Savings Shares	10,039,010	9,647,033
Telefonica SA, ADR	362,381	20,133,888
Telefonos de Mexico SA de CV, ADR, Class L	1,158,962	15,924,138
Telmex Internacional SAB de CV, ADR	1,613,640	12,312,073
Diversified Telecommunication Services Total		335,444,970
Wireless Telecommunication Services – 2.8%
SK Telecom Co., Ltd.	160,077	19,573,144
SK Telecom Co., Ltd., ADR	917,839	12,289,864
Telemig Celular Participacoes SA	20,203	782,058
Tim Participacoes SA, ADR	127,738	1,810,047
Vivo Participacoes SA, ADR	172,874	2,802,288
Wireless Telecommunication Services Total		37,257,401
Telecommunication Services Total		372,702,371
Utilities – 4.2%
Electric Utilities – 4.2%
Centrais Electricas Brasileiras SA, ADR	3,221,667	34,794,004
Korea Electric Power Corp., ADR (b)	2,959,950	22,584,418
Electric Utilities Total		57,378,422
Utilities Total		57,378,422
Total Common Stocks (cost of $2,465,245,937)		1,329,853,249

See Accompanying Notes to Financial Statements.

Columbia International Value Master Portfolio

February 28, 2009

Short-Term Obligation – 1.2%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/27/09, due 03/02/09 at 0.190%, collateralized by a U.S. Government Agency Obligation maturing 12/03/13, market value $15,985,515 (repurchase proceeds $15,670,248)	15,670,000	15,670,000
Total Short-Term Obligation (cost of $15,670,000)		15,670,000
Total Investments – 99.7% (cost of $2,480,915,937) (c)		1,345,523,249
Other Assets & Liabilities, Net – 0.3%		4,689,145
Net Assets – 100.0%		1,350,212,394

Notes to Investment Portfolio:

(a)  Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2009, these securities, which are not illiquid, amounted to $7,006,225, which represents 0.5% of net assets.

(b)  Non-income producing security.

(c)  Cost for federal income tax purposes is $2,481,131,984.

The Master Portfolio was invested in the following countries at February 28, 2009.

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
Japan	$405,162,148	30.1
United Kingdom	175,995,229	13.1
France	140,439,772	10.4
Netherlands	115,800,880	8.6
Germany	82,569,474	6.1
South Korea	75,243,108	5.6
Brazil	61,180,801	4.6
Sweden	54,746,927	4.1
Italy	50,557,143	3.8
Portugal	44,899,187	3.3
Switzerland	29,302,119	2.2
Mexico	28,236,211	2.1
Taiwan	20,206,899	1.5
Spain	20,133,888	1.5
United States*	15,670,000	1.2
Bermuda	12,758,188	0.9
New Zealand	12,621,275	0.9
	$1,345,523,249	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia International Value Master Portfolio
February 28, 2009

		($)
Assets	Investments, at identified cost	2,480,915,937
	Investments, at value	1,345,523,249
	Cash	828
	Foreign currency (cost of $320,481)	319,926
	Receivable for:
	Dividends	5,465,982
	Interest	166
	Other assets	29,808
	Total Assets	1,351,339,959
Liabilities	Payable for:
	Investment advisory fee	900,567
	Administration fee	44,571
	Trustees' fees	30,029
	Pricing and bookkeeping fees	13,400
	Custody fee	86,543
	Other liabilities	52,455
	Total Liabilities	1,127,565
	Net Assets	1,350,212,394

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia International Value Master Portfolio
For the Year Ended February 28, 2009

		($)
Investment Income	Dividends	118,676,949
	Interest	225,389
	Securities lending	8,093,299
	Foreign taxes withheld	(16,794,293)
	Total income	110,201,344
Expenses	Investment advisory fee	18,922,007
	Administration fee	1,106,043
	Pricing and bookkeeping fees	151,097
	Trustees' fees	(1,375)
	Custody fee	694,840
	Other expenses	138,236
	Total expenses before interest expense	21,010,848
	Interest expense	53,780
	Total Expenses	21,064,628
	Custody earnings credits	(1,789)
	Net Expenses	21,062,839
	Net Investment Income	89,138,505
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	1,085,482
	Foreign currency transactions	(1,226,811)
	Net realized loss	(141,329)
	Net change in unrealized appreciation (depreciation) on:
	Investments	(1,226,650,695)
	Foreign currency translations	(213,220)
	Net change in unrealized appreciation (depreciation)	(1,226,863,915)
	Net Loss	(1,227,005,244)
	Net Decrease Resulting from Operations	(1,137,866,739)

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia International Value Master Portfolio

Increase (Decrease) in Net Assets		Year Ended February 28, 2009 ($)	Period April 1, 2007 through February 29, 2008 (a)($)	Year Ended March 31, 2007 ($)
Operations	Net investment income	89,138,505	128,026,083	74,024,116
	Net realized gain (loss) on investments and foreign currency transactions	(141,329)	798,187,040	604,868,524
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,226,863,915)	(1,151,105,385)	175,449,991
	Net Increase (Decrease) Resulting from Operations	(1,137,866,739)	(224,892,262)	854,342,631
	Contributions	430,376,554	342,330,292	279,432,207
	Withdrawals	(1,334,632,286)	(1,343,492,878)	(974,514,599)
	Net Increase (Decrease) in Net Assets	(2,042,122,471)	(1,226,054,848)	159,260,239
Net Assets	Beginning of period	3,392,334,865	4,618,389,713	4,459,129,474
	End of period	1,350,212,394	3,392,334,865	4,618,389,713

(a) The Master Portfolio changed its fiscal year end from March 31 to February 29.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Value Master Portfolio

	Year Ended February 28,	Period Ended February 29,		Year Ended March 31,
	2009	2008 (a)		2007	2006	2005	2004
Total return	(42.12)%	(6.79	)%(b)	20.95%	24.88%	13.85%	79.88%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (c)	0.84%	0.81	%(d)	0.80%	0.80%	0.86%	0.90%
Interest expense (e)	—%	—	%(d)	—%	—%	—%	—%
Net expenses (c)	0.84%	0.81	%(d)	0.80%	0.80%	0.86%	0.90%
Waiver/Reimbursement	—	—		—	—	0.05%	0.06%
Net investment income (c)	3.58%	3.27	%(d)	1.66%	1.88%	1.57%	1.34%
Portfolio turnover rate	5%	24	%(b)	19%	20%	21%	15%

(a)  The Master Portfolio changed its fiscal year end from March 31 to February 29. Per share data and total return reflects activity from April 1, 2007 through February 29, 2008.

(b)  Not annualized.

(c)  The benefits derived from custody credits had an impact of less than 0.01%.

(d)  Annualized.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia International Value Master Portfolio
February 28, 2009

Note 1. Organization

Columbia Funds Master Investment Trust, LLC (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains only to Columbia International Value Master Portfolio (the "Master Portfolio").

The following investors were invested in the Master Portfolio at February 28, 2009:

Columbia International Value Master Portfolio:
Columbia International Value Fund (the "Feeder Fund")	85.4%
Banc of America Capital Management Funds VII, LLC—International Value Fund	14.6%

This series of the Master Trust serves as a master portfolio for the Columbia International Value Fund that operates as a feeder fund in a master/feeder structure.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Master Portfolio's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Master Portfolio's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Master Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a fair value, such value is likely to be different from the last quoted market price for the security.

On March 1, 2008, the Master Portfolio adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs

Columbia International Value Master Portfolio, February 28, 2009 (continued)

(level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of February 28, 2009, in valuing the Master Portfolio's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$233,037,953	$—
Level 2 – Other Significant Observable Inputs	1,112,485,296	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$1,345,523,249	$—

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Master Portfolio's financial statement disclosures.

Repurchase Agreements

The Master Portfolio may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Master Portfolio's investment advisor, has determined are creditworthy. The Master Portfolio, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolio seeks to assert its rights.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Master Portfolio or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Master Portfolio will not incur any registration costs upon such resale.

Foreign Currency Translations and Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and

Columbia International Value Master Portfolio, February 28, 2009 (continued)

settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Master Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Master Portfolio becomes aware of such, net of any non-reclaimable tax withholdings.

Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains (losses) of the Master Portfolio.

Federal Income Tax Status

The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio's assets, income and distributions will be managed in such a way that a Feeder Fund will be able to continue to qualify as a registered investment company by investing its assets through its Master Portfolio.

The Master Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the market in which it invests.

Indemnification

In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Portfolio's maximum exposure under these arrangements is unknown because this would involve future claims against the Master Portfolio. Also, under the Master Trust's organizational documents and by contract, the Trustees and officers of the Master Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Master Trust. However, based on experience, the Master Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

Unrealized appreciation and depreciation at February 28, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$80,573,348
Unrealized depreciation	(1,216,182,083)
Net unrealized depreciation	$(1,135,608,735)

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Master Portfolio is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Master Portfolio. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Master Portfolio's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The

Columbia International Value Master Portfolio, February 28, 2009 (continued)

Master Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Master Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Master Portfolio. Columbia receives a monthly investment advisory fee based on the average daily net assets of the Master Portfolio at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.85%
$500 million to $1 billion	0.80%
$1 billion to $1.5 billion	0.75%
$1.5 billion to $3 billion	0.70%
$3 billion to $6 billion	0.68%
Over $6 billion	0.66%

For the year ended February 28, 2009, the effective investment advisory fee rate for the Master Portfolio was 0.76% of the Master Portfolio's average daily net assets.

Sub-Advisory Fee

Brandes Investment Partners, L.P. ("Brandes") has been retained by Columbia to serve as the investment sub-advisor to the Master Portfolio. As the sub-advisor, and subject to the oversight of Columbia and the Master Portfolio's Board of Trustees, Brandes is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolio. Columbia, from the investment advisory fee it receives, pays Brandes a monthly sub-advisory fee.

Administration Fee

Columbia provides administrative and other services to the Master Portfolio for a monthly administration fee at the annual rate of 0.05% of the Master Portfolio's average daily net assets less the fees payable by the Master Portfolio as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

The Master Portfolio has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Master Portfolio. The Master Portfolio has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Master Portfolio. Under the State Street Agreements, the Master Portfolio pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Master Portfolio for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Master Portfolio also reimburses State Street for certain out-of-pocket expenses and charges.

The Master Portfolio has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Master Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Master Portfolio reimburses Columbia for out-of-pocket expenses.

Expense Limits and Fee Waivers

Columbia and/or some of the Master Portfolio's other service providers have voluntarily agreed to waive fees and/or reimburse the Master Portfolio for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Master Portfolio's custodian, will not exceed the annual rate of 0.90% of the Master Portfolio's average daily net assets. This arrangement may be modified or terminated by Columbia at any time.

Columbia International Value Master Portfolio, February 28, 2009 (continued)

Fees Paid to Officers and Trustees

All officers of the Master Portfolio are employees of Columbia or its affiliates and receive no compensation from the Master Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolio in accordance with federal securities regulations.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Master Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a portfolio of Columbia Funds Series Trust. The expense for the deferred compensation plan which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities

Note 5. Custody Credits

The Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended February 28, 2009, these custody credits reduced total expenses by $1,789 for the Master Portfolio.

Note 6. Portfolio Information

For the year ended February 28, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Master Portfolio were $134,881,506 and $949,921,684, respectively.

Note 7. Line of Credit

The Master Portfolio and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Master Portfolio's borrowing limit set forth in the Master Portfolio's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Master Portfolio and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended February 28, 2009, the average daily loan balance outstanding on days where borrowing existed was $9,212,963 at a weighted average interest rate of 1.766%

Note 8. Securities Lending

The Master Portfolio may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. The collateral received is invested and the income generated by the

Columbia International Value Master Portfolio, February 28, 2009 (continued)

investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Master Portfolio. Generally, in the event of borrower default, the Master Portfolio has the right to use the collateral to offset any losses incurred. In the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Master Portfolio. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

Columbia International Value Master Portfolio, February 28, 2009 (continued)

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Report of Independent Registered Public Accounting Firm

To the Holders and Trustees of Columbia Funds Master Investment Trust, LLC

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Master Portfolio (constituting a series of Columbia Funds Master Investment Trust, LLC hereafter referred to as the "Portfolio") at February 28, 2009, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 22, 2009

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Funds in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 66; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 66; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Spectrum Brands, Inc. (consumer products); Director—Simmons Company (bedding); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; President, Retail Banking—IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 66; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer—ING Americas, from 1999 through April 2003; oversees 66; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 66; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anthony M. Santomero (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 66; no other directorships held.

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation, Chairman—The Daniel-Mickel Foundation; oversees 66; Board Member—Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

The Boards of Trustees of Columbia Funds Series Trust and Columbia Funds Master Investment Trust, LLC (the "Boards"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for Columbia Global Value Fund, Columbia International Value Master Portfolio, Columbia Multi-Advisor International Equity Fund, Columbia Marsico International Opportunities Fund and Columbia Marsico Global Fund; (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital") for Columbia Marsico International Opportunities Fund, Columbia Multi-Advisor International Equity Fund and Columbia Marsico Global Fund; (iii) investment sub-advisory agreements with Brandes Investment Partners, L.P. ("Brandes") for Columbia Global Value Fund and Columbia International Value Master Portfolio; and (iv) an investment sub-advisory agreement with Causeway Capital Management LLC ("Causeway Capital") for Columbia Multi-Advisor International Equity Fund. (Causeway Capital, together with Brandes and Marsico Capital, are hereafter referred to as the "Sub-Advisers"). The investment advisory agreements with CMA and the investment sub-advisory agreements with the Sub-Advisers are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds and master portfolio identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 10-11, 2008, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements. The Boards also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Boards met in August for review and discussion of the materials described below. The Investment Committees of the Boards also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committees receive and discuss performance reports at their quarterly meetings. The Contracts Review Committees also provided support in managing and coordinating the process by which the Boards reviewed the Advisory Agreements. The Boards' review and conclusions are based on comprehensive consideration of all information presented to them and are not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Advisers were made available to the Boards, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Advisers.

In addition, the Boards considered the investment and legal compliance programs of the Funds, CMA and the Sub-Advisers, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Boards evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Boards considered information regarding CMA's compensation program for its personnel involved in the management of the Funds. The Boards also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Boards concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

Fund Performance and Expenses

The Boards considered the performance results for each of the Funds over multiple measurement periods.1 They also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. The Boards also considered certain risk-adjusted performance data.

The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Boards also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Boards also considered Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates

The Boards reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Boards noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Boards also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Boards received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Boards engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Boards engaged in further review of Columbia Global Value Fund because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over some periods was appreciably below the median range of its Peer Group. However, the Boards noted factors, such as the positive performance of the Fund over other periods and an Actual Management Rate and total expense ratio that were not appreciably above the median of the Fund's Peer Group, that outweighed the factors noted above. The Boards also engaged in further review of Columbia International Value Master Portfolio because its Actual Management Rate was appreciably above the median range of its Peer Group and its performance over some periods was

1  Columbia Marsico Global Fund is a new Fund that commenced operations on April 30, 2008. Consequently, the Boards did not give consideration to performance information for the Fund.

appreciably below the median range of its Peer Group. However, the Boards noted factors, such as the positive performance of the Fund over other periods and a total expense ratio that was below the median of its Universe, that outweighed the factors noted above.

The Boards concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Boards reviewed the Sub-Advisory Agreement Rates charged by Marsico Capital, Brandes and Causeway Capital, which serve as Sub-Adviser to certain of the Funds. The Boards reviewed comparative fee information provided by the Adviser and the Adviser's recommendation that the Boards re-approve the Advisory Agreements with Marsico Capital. The Boards also considered a new breakpoint fee schedule, charged by Marsico Capital, which serves as Sub-Adviser to certain of the Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Boards concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

Profitability

The Boards received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Boards concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale

The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a four-year period during which fund assets increased by 39% and the shareholder benefit over a two-year period increased from 33% to 41% of the Adviser's total profits. The Boards concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Boards also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to their other clients, including separate accounts and institutional investors. In this regard, the Boards concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Advisers, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Advisers

The Boards received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Boards considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients. The Boards concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Boards review materials received from CMA and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services the Funds receive throughout the year. In this regard, the Boards and their Committees review reports of CMA and the Sub-Advisers at each of their quarterly meetings, which include, among other things, Fund performance reports. In addition, the Boards and their Committees confer with portfolio managers at various times throughout the year including, most particularly, in the June Investment Committee meeting.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Boards concluded that the compensation payable to CMA and the Sub-Advisers under the Advisory Agreements is fair and equitable. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC and
Columbia Management Distributors, Inc.

November 12, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other matters, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively good for the most recent 1-, 3- and 5-year periods. The strongest records were posted by the Funds in the Active Equity and Quantitative Strategies Groups and by the sub-advised Funds. The 5-year performance rankings of the subadvised Funds were particularly strong, with all such Funds in the top two performance quintiles.

4.  The 1- and 3-year performance records of the Funds declined slightly from 2007 to 2008, while the 5-year performance records improved year-over-year. Most Funds changed their 1-year performance quintile year-over-year, while the 5-year rankings were, as expected, much more stable, with less than half the Funds moving to a different 5-year performance quintile.

5.  The performance of the actively-managed equity and sub-advised Funds against their benchmarks was strong, especially for the 1- and 3-year performance periods. However, no fixed-income Fund with a reliable benchmark exceeded it on a net basis in any performance period. Money market Funds do not have such benchmarks and therefore were excluded from this analysis.

6.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 13 of the 19 actively-managed Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No relationship between risk and return was detected for fixed-income Funds.

7.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees in most cases lowers the relative performance for the Funds but does not call into question the general finding that the Nations Funds' performance has been strong.

8.  A small number of Funds have consistently underperformed their peers in each of the past four years, depending on the exact criteria used to measure long-term underperformance. For example, one Fund has had below-median 1- and 3-year performance in each of the past four years; one additional Fund had below-median 3-year performance for those years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised Funds. Almost two-third of the Funds ranked in the two least expensive quintiles for total expenses and just over half were in those quintiles for actual management fees. Funds with lower actual management fees tended to have lower relative total expenses. All fixed-income Funds had total expenses in the two least expensive quintiles.

11.  Generally, the Nations Funds with the highest relative fees and expenses are sub-advised. All eight Nations Funds with fifth-quintile total expense rankings were sub-advised. The actual management fees of 11 of the 14 sub-advised

Funds were in the fourth and fifth quintile. The average management fees of the sub-advised Funds were typically 20 points higher than internally-managed equity Funds. CMA presented data suggesting that such differentials were consistent with industry practice.

12.  The management fees of the internally-advised Nations Funds are generally in line with those of Columbia Funds overseen by the Atlantic and Acorn/Wanger Boards of Trustees.

D. Trustees' Fee and Performance Evaluation Process

13.  The Trustees' evaluation process identified 20 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, three more Funds met the criteria for review.

E. Potential Economies of Scale

14.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

15.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors. A similar examination of five other Nations Funds in 2007 led to the same conclusion.

F. Management Fees Charged to Institutional Clients

16.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

17.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG proposed a change to the method by which indirect expenses were allocated. Under this "hybrid" method, such costs are allocated to Funds 50% by assets and 50% per fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

18.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

19.  In 2007, CMG's complex-wide pre-tax margins on the Nations Funds were close to the industry average before distribution and below average when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 65 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. A pro forma analysis of the complex's profitability taking into account expenses incurred in 2008 associated with support of the money market funds sharply reduced the profitability of the Nations Funds. There is a positive relationship between fund size and profitability, with smaller Funds generally operating at a loss.

20.  CMG shares a fixed percentage of its management fee revenues with an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate that affiliate for services it performs with respect to Nations Fund assets held for the benefit of its customers. Based on our analysis of the services provided by the affiliate, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to payments by CMG for performance of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a Fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. Applying such criteria would add two Funds to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

    Exhibit 1. Management-only profitability should be calculated without reference to any Private Bank expense.

    Exhibit 2. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

    Exhibit 3. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

    Exhibit 4. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

  Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for all Funds each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Nations Trustees, as part of any future study of management fees, should analyze any differences in management fee schedules between Funds managed in similar investment styles. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund and manager profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the International/Global Stock Funds listed on the front cover.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about a fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and product for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 800.345.6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Columbia Management®

One Financial Center
Boston, MA 02111-2621

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Annual Report, February 28, 2009

©2009 Columbia Management Distributors, Inc.

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800-345-6611 www.columbiafunds.com

SHC-42/8545-0209 (04/09) 09/76253

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing. Fee information also includes fees for one series that was liquidated during 2009.  Information for fiscal year ended February 29, 2008 also includes fees for four series that were liquidated during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2009 and February 29, 2008 are approximately as follows:

2009	2008
$40,600	$68,900

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2009 and February 29, 2008 are approximately as follows:

2009	2008
$9,200	$26,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2009 and 2008, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended February 28, 2009 and February 29, 2008, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2009 and February 29, 2008 are approximately as follows:

2009	2008
$17,400	$77,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended February 28, 2009 and February 29, 2008, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2009 and February 29, 2008 are approximately as follows:

2009	2008
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2009 and February 29, 2008 are approximately as follows:

2009	2008
$893,100	$954,400

In both fiscal years 2009 and 2008, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended February 28, 2009 and February 29, 2008 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2009 and February 29, 2008 are approximately as follows:

2009	2008
$919,700	$1,058,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Master Investment Trust, LLC

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	April 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	April 23, 2009

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	April 23, 2009